                                                                     Exhibit 4.9

                            COMSTOCK RESOURCES, INC.,

                              SUBSIDIARY GUARANTORS

                                  NAMED HEREIN

                                       and

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.

                                     Trustee

                                   ----------

                                    INDENTURE

                             Dated as of ___________

                                   ----------

                                 DEBT SECURITIES

               Reconciliation and Tie between Trust Indenture Act of 1939 and Indenture, dated as of _______________________

        Trust Indenture                                           Indenture
          Act Section                                              Section
-------------------------------                              -------------------
Section 310 (a)(1)
   (a)(2)                                                                    5.7
   (b)                                                                       5.7
Section 311 (a)                                                    5.7, 5.8, 5.9
   (b)                                                                      5.12
Section 312                                                                  6.1
Section 313                                                                  6.2
Section 314 (a)                                                              6.3
   (a)(4)                                                         Not Applicable
   (c)(1)                                                                   14.1
   (c)(2)                                                                   14.1
   (e)                                                                      14.1
Section 315 (a)                                                              5.1
   (b)                                                                      5.13
   (c)                                                                       5.1
   (d)                                                                       5.1
Section 316 (a) (last sentence)                              1.1 ("Outstanding")
   (a)(1)(A)                                                           4.2, 4.12
   (a)(1)(B)                                                                4.13
   (b)                                                                       4.8
   (c)                                                                   41.3(d)
Section 317 (a)(1)                                                           4.3
   (a)(2)                                                                    4.4
   (b)                                                                       9.3
Section 318 (a)                                                         14.10(b)

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                                                                             Page
                                                                                             ----
ARTICLE I.      DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION...................     1
Section 1.1        Definitions............................................................     1
Section 1.2        Other Definitions......................................................     8
Section 1.3        Incorporation by Reference of Trust Indenture Act......................     9
Section 1.4        Rules of Construction..................................................     9

ARTICLE II.     THE SECURITIES............................................................    10
Section 2.1        Amount of Securities; Issuable in Series...............................    10
Section 2.2        Form and Dating........................................................    12
Section 2.3        Execution and Authentication...........................................    13
Section 2.4        Registrar and Paying Agent.............................................    13
Section 2.5        Paying Agent To Hold Money in Trust....................................    14
Section 2.6        Securityholder Lists...................................................    14
Section 2.7        Replacement Securities.................................................    14
Section 2.8        Outstanding Securities.................................................    14
Section 2.9        Temporary Securities...................................................    15
Section 2.10       Cancellation...........................................................    15
Section 2.11       Defaulted Interest.....................................................    15
Section 2.12       CUSIP Numbers..........................................................    15

ARTICLE III.    SATISFACTION AND DISCHARGE................................................    16
Section 3.1        Satisfaction and Discharge of Indenture................................    16
Section 3.2        Application of Trust Money.............................................    17

ARTICLE IV.     DEFAULTS AND REMEDIES.....................................................    17
Section 4.1        Events of Default......................................................    17
Section 4.2        Acceleration of Maturity; Rescission and Annulment.....................    18
Section 4.3        Collection of Indebtedness and Suits for Enforcement by Trustee........    20
Section 4.4        Trustee May File Proofs of Claim.......................................    20
Section 4.5        Trustee May Enforce Claims Without Possession of Securities............    21
Section 4.6        Application of Money Collected.........................................    21
Section 4.7        Limitation on Suits....................................................    22
Section 4.8        Unconditional Right of Holders to Receive Principal,
                   Premium and Interest...................................................    22
Section 4.9        Restoration of Rights and Remedies.....................................    22
Section 4.10       Rights and Remedies Cumulative.........................................    23
Section 4.11       Delay or Omission Not Waiver...........................................    23
Section 4.12       Control by Holders.....................................................    23
Section 4.13       Waiver of Past Defaults................................................    23
Section 4.14       Waiver of Stay, Extension or Usury Laws................................    24

ARTICLE V.      THE TRUSTEE...............................................................    24
Section 5.1        Duties of Trustee......................................................    24
Section 5.2        Certain Rights of Trustee..............................................    25
Section 5.3        Trustee Not Responsible for Recitals or Issuance of Securities.........    26
Section 5.4        May Hold Securities....................................................    26

Section 5.5        Money Held in Trust....................................................    26
Section 5.6        Compensation and Reimbursement.........................................    27
Section 5.7        Corporate Trustee Required; Eligibility................................    27
Section 5.8        Conflicting Interests..................................................    28
Section 5.9        Resignation and Removal; Appointment of Successor......................    28
Section 5.10       Acceptance of Appointment by Successor.................................    29
Section 5.11       Merger, Conversion, Consolidation or Succession to Business............    30
Section 5.12       Preferential Collection of Claims Against Company......................    30
Section 5.13       Notice of Defaults.....................................................    30

ARTICLE VI.     HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY.........................    31
Section 6.1        Holders' Lists; holder Communications; Disclosure Respecting Holders...    31
Section 6.2        Reports by Trustee.....................................................    31
Section 6.3        Reports by Company.....................................................    31

ARTICLE VII.    CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE......................    32
Section 7.1        Company May Consolidate, etc., Only on Certain Terms...................    32
Section 7.2        Successor Substituted..................................................    33

ARTICLE VIII.   SUPPLEMENTAL INDENTURES...................................................    33
Section 8.1        Supplemental Indentures Without Consent of Holders.....................    33
Section 8.2        Supplemental Indentures with Consent of Holders........................    35
Section 8.3        Execution of Supplemental Indentures...................................    36
Section 8.4        Effects of Supplemental Indentures.....................................    36
Section 8.5        Conformity with Trust Indenture Act....................................    36
Section 8.6        References in Securities to Supplemental Indentures....................    36
Section 8.7        Notice of Supplemental Indentures......................................    36

ARTICLE IX.     COVENANTS.................................................................    36
Section 9.1        Payment of Principal, Premium, if any, and Interest....................    36
Section 9.2        Maintenance of Office or Agency........................................    37
Section 9.3        Money for Security Payments to Be Held in Trust........................    37
Section 9.4        Corporate Existence....................................................    38
Section 9.5        Statement by Officers as to Default....................................    38
Section 9.6        Waiver of Certain Covenants............................................    39
Section 9.7        Additional Amounts.....................................................    39

ARTICLE X.      REDEMPTION OF SECURITIES..................................................    40
Section 10.1       Notice to Trustee......................................................    40
Section 10.2       Selection by Trustee of Securities to Be Redeemed......................    40
Section 10.3       Notice of Redemption...................................................    41
Section 10.4       Deposit of Redemption Price............................................    41
Section 10.5       Securities Payable on Redemption Date..................................    41
Section 10.6       Securities Redeemed in Part............................................    42

ARTICLE XI.     DEFEASANCE AND COVENANT DEFEASANCE........................................    42
Section 11.1       Company's Option to Effect Defeasance of Covenant Defeasance...........    42
Section 11.2       Defeasance and Discharge...............................................    42
Section 11.3       Covenant Defeasance....................................................    43

Section 11.4       Conditions to Defeasance or Covenant Defeasance........................    43
Section 11.5       Deposited Money and U.S. Government Obligations to Be Held
                   in Trust; Other Miscellaneous Provisions...............................    45
Section 11.6       Reinstatement..........................................................    45

ARTICLE XII.    SUBSIDIARY GUARANTEES.....................................................    46
Section 12.1       Unconditional Guarantee................................................    46
Section 12.2       Subsidiary Guarantors May Consolidate, etc., on Certain Terms..........    47
Section 12.3       Release of Subsidiary Guarantors.......................................    48
Section 12.4       Limitation of Subsidiary Guarantors' Liability.........................    48
Section 12.5       Contribution...........................................................    49
Section 12.6       Subordination of Subsidiary Guarantees.................................    49
Section 12.7       Severability...........................................................    49

ARTICLE XIII.   MISCELLANEOUS.............................................................    49
Section 13.1       Compliance Certificates and Opinions...................................    49
Section 13.2       Form of Documents Delivered to Trustee.................................    50
Section 13.3       Acts of Holders........................................................    50
Section 13.4       Notices, etc. to Trustee, Company and Subsidiary Guarantors............    52
Section 13.5       Notice to Holders; Waiver..............................................    52
Section 13.6       Effect of Headings and Table of Contents...............................    52
Section 13.7       Successors and Assigns.................................................    53
Section 13.8       Severability...........................................................    53
Section 13.9       Benefits of Indenture..................................................    53
Section 13.10      Governing Law; Trust Indenture Act Controls............................    53
Section 13.11      Legal Holidays.........................................................    54
Section 13.12      No Recourse Against Others.............................................    54
Section 13.13      Duplicate Originals....................................................    54
Section 13.14      No Adverse Interpretation of Other Agreements..........................    54

ARTICLE XIV.    SUBORDINATION OF SECURITIES...............................................    54
Section 14.1       Securities Subordinated to Senior Indebtedness.........................    54
Section 14.2       Distribution on Dissolution, Liquidation and Reorganization;
                   Subrogation of Securities..............................................    55
Section 14.3       Payments of Securities Permitted.......................................    57
Section 14.4       Authorization of Holders of Securities to Trustee to
                   Effect Subordination...................................................    57
Section 14.5       Notices to Trustee.....................................................    58
Section 14.6       Trustee as Holder of Senior Indebtedness...............................    58
Section 14.7       Modification of Terms of Senior Indebtedness...........................    59

Appendix A - Form of Security

     THIS INDENTURE, dated as of __________________, is between COMSTOCK RESOURCES, INC., a Nevada corporation (hereinafter called the "Company"), the SUBSIDIARY GUARANTORS (as defined hereinafter) and THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee (hereinafter called the "Trustee").

     Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company's [Title of Debt Security], to be issued, from time to time, in one or more series as in this Indenture provided (the "Securities"):

                                   ARTICLE I.

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

     Section 1.1 Definitions.

     "Act," when used with respect to any Holder, has the meaning specified in
Section 13.3.

     "Adjusted Net Assets" of a Subsidiary Guarantor at any date shall mean the amount by which the fair value of the Properties of such Subsidiary Guarantor exceeds the total amount of liabilities, including, without limitation, contingent liabilities (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date), but excluding liabilities under its Subsidiary Guarantee, of such Subsidiary Guarantor at such date.

     "Affiliate" means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. For purposes of this definition, beneficial ownership of 10% or more of the voting common equity (on a fully diluted basis) or options or warrants to purchase such equity (but only if exercisable at the date of determination or within 60 days thereof) of a Person shall be deemed to constitute control of such Person.

     "Board of Directors" means, with respect to the Company, either the board of directors of the Company or any duly authorized committee of such board of directors, and, with respect to any Subsidiary, either the board of directors of such Subsidiary or any duly authorized committee of that board or, in the case of a Subsidiary not having a board of directors, the manager or other person performing a function comparable to a board of directors of a corporation.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee, and with respect to a Subsidiary, a copy of a resolution certified by the Secretary or an Assistant Secretary of such Subsidiary to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the cities of New York, New York or Dallas, Texas are authorized or obligated by law or executive order to close.

     "Capitalized Lease Obligation" means any obligation to pay rent or other amounts under a lease of (or other agreement conveying the right to use) any Property that is required to be classified and accounted for as a capital lease obligation under GAAP, and, for the purpose of this Indenture, the amount of such obligation at any date shall be the capitalized amount thereof at such date, determined in accordance with GAAP.

     "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, rights or other equivalents in the equity interests (however designated) in such Person, and any rights (other than debt securities convertible into an equity interest), warrants or options exercisable for, exchangeable for or convertible into such an equity interest in such Person.

     "Cash Equivalents" means (i) any evidence of Indebtedness with a maturity of 90 days or less issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof); (ii) demand and time deposits and certificates of deposit or acceptances with a maturity of 90 days or less of any financial institution that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $500,000,000; (iii) commercial paper with a maturity of 180 days or less issued by a corporation that is not an Affiliate of the Company and is organized under the laws of any state of the United States or the District of Columbia and rated at least A-l by S&P or at least P-l by Moody's; (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any commercial bank meeting the specifications of clause (ii) above; (v) overnight bank deposits and bankers' acceptances at any commercial bank meeting the qualifications specified in clause (ii) above; (vi) demand and time deposits and certificates of deposit with any commercial bank organized in the United States not meeting the qualifications specified in clause (ii) above, provided that such deposits and certificates support bond, letter of credit and other similar types of obligations incurred in the ordinary course of business; and
(vii) investments in money market or other mutual funds substantially all of whose assets comprise securities of the types described in clauses (i) through
(v) above.

     "Code" shall mean the Internal Revenue Code of 1986, as amended, as now or hereafter in effect, together with all regulations thereunder issued by the Internal Revenue Service.

     "Commission" or "SEC" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Stock" of any Person means Capital Stock of such Person that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding-up of such Person, to shares of Capital Stock of any other class of such Person.

     "Company" means the Person named as the "Company" in the first paragraph of this Indenture, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman, its President, any Vice President, its Treasurer or an Assistant Treasurer, and delivered to the Trustee.

     "Corporate Trust Office" means the office of the Trustee at which at any particular time the trust created by this Indenture is administered, which office at the date of execution of this Indenture is located at 600 North Pearl Street - Suite 420, Dallas, Texas 75201.

     "Default" means any event, act or condition that is, or after notice or passage of time or both would become, an Event of Default.

     "Event of Default" has the meaning specified in Section 4.1 hereof.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor act thereto.

     "Fair Market Value" means the fair market value of a Property (including shares of Capital Stock) as determined in good faith by the Board of Directors of the Company and evidenced by a Board Resolution, which determination shall be conclusive for purposes of this Indenture; provided, however, that unless otherwise specified herein, the Board of Directors shall be under no obligation to obtain any valuation or assessment from any investment banker, appraiser or other third party.

     "Federal Bankruptcy Code" means the United States Bankruptcy Code of Title 11 of the United States Code, as amended from time to time.

     "GAAP" means generally accepted accounting principles, consistently applied, that are set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States of America, which are applicable as of the date of this Indenture.

     The term "guarantee" means, as applied to any obligation, (i) a guarantee (other than by endorsement of negotiable instruments or documents for collection in the ordinary course of business), direct or indirect, in any manner, of any part or all of such obligation and (ii) an agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of all or any part of such obligation, including, without limiting the foregoing, the payment of amounts drawn down under letters of credit. When used as a verb, "guarantee" has a corresponding meaning.

     "Guarantor Senior Debt" means, unless otherwise provided with respect to the Securities of a series as contemplated by Section 2.1, (1) all Indebtedness of a Subsidiary Guarantor, whether currently outstanding or hereafter issued, unless, by the terms of the instrument creating or evidencing such Indebtedness, it is provided that such Indebtedness is not superior in right of payment to the Subsidiary Guarantee or to other Indebtedness which is pari passu with or subordinated to the Subsidiary Guarantee, and (2) any modifications, refunding, deferrals, renewals or extensions of any such Indebtedness or securities, notes or other evidence of Indebtedness issued in exchange for such Indebtedness; provided that in no event shall "Guarantor Senior Debt" include (a) Indebtedness of a Subsidiary Guarantor owed or owing to any Subsidiary of such Subsidiary Guarantor or any officer, director or employee of such Subsidiary Guarantor or any Subsidiary of such Subsidiary Guarantor, (b) Indebtedness to trade creditors or (c) any liability for taxes owed or owing by a Subsidiary Guarantor.

     "Holder" means a Person in whose name a Security is registered in a Security Register.

     "Indebtedness" means, with respect to any Person, without duplication, (a) all liabilities of such Person, contingent or otherwise, for borrowed money or for the deferred purchase price of Property or services (excluding any trade accounts payable and other accrued current liabilities incurred and reserves established in the ordinary course of business) and all liabilities of such Person incurred in connection with any agreement to purchase, redeem, exchange, convert or otherwise acquire for value any Capital Stock of such Person, or any warrants, rights or options to acquire such Capital Stock outstanding on the date of this Indenture or thereafter, if, and to the extent, any of the foregoing would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, (b) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, if, and to the extent, any of the foregoing would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, (c) all obligations of such Person with respect to letters of credit, (d) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to Property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such Property), but excluding trade accounts payable and reserves established arising in the ordinary course of business, (e) all Capitalized Lease Obligations of such Person, and (f) all guarantees by such Person of Indebtedness referred to in this definition.

     "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof. The term "Indenture" shall also include the terms of a particular series of Securities established as contemplated by Section 2.1.

     "Insolvency or Liquidation Proceeding" means, with respect to any Person,
(a) an insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or similar case or proceeding in connection therewith, relative to such Person or its creditors, as such, or its assets or
(b) any liquidation, dissolution or other winding-up proceeding of such Person, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (c) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of such Person.

     "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

     "Issue Date" means the date on which the Securities were first issued under this Indenture.

     "Liquid Securities" means securities (i) of an issuer that is not an Affiliate of the Company, (ii) that are publicly traded on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market and (iii) as to which the Company is not subject to any restrictions on sale or transfer (including any volume restrictions under Rule 144 under the Securities Act or any other restrictions imposed by the Securities Act) or as to which a registration statement under the Securities Act covering the resale thereof is in effect for as long as the securities are held; provided that securities meeting the requirements of clauses (i), (ii) and (iii) above shall be treated as Liquid Securities from the date of receipt thereof until and only until the earlier of (a) the date on which such securities are sold or exchanged for cash or Cash Equivalents and (y) 150 days following the date of receipt of such securities. If such securities are not sold or exchanged for cash or Cash Equivalents within 120 days of receipt thereof, for purposes of determining whether the transaction pursuant to which the Company or a Restricted Subsidiary received the securities was in compliance with Section 9.16 hereof, such securities shall be deemed not to have been Liquid Securities at any time.

     "Maturity" means, with respect to any Security, the date on which any principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity with respect to such principal or by declaration of acceleration, call for redemption or purchase or otherwise.

     "Moody's" means Moody's Investors Service, Inc. and its successors.

     "Obligations" means all obligations for principal, premium, interest, penalties, fees, indemnifications, payments with respect to any letters of credit, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

     "Officers" means, with respect to any Person, the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer and the Treasurer of such Person.

     "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company (or any Subsidiary Guarantor), including an employee of the Company (or any Subsidiary Guarantor), and who shall be reasonably acceptable to the Trustee.

     "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities, provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

          (iii) Securities, except to the extent provided in Sections 11.2 and
     11.3 hereof, with respect to which the Company has effected legal defeasance or covenant defeasance as provided in Article XI hereof; and

          (iv) Securities which have been paid pursuant to Section 2.7 hereof or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, consent, notice or waiver hereunder, and for the purpose of making the calculations required by TIA Section 313, Securities owned by the Company, any Subsidiary Guarantor or any other obligor upon the Securities or any Affiliate of the Company, any Subsidiary Guarantor or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, consent, notice or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company, any Subsidiary Guarantor or any other obligor upon the Securities or any Affiliate of the Company, any Subsidiary Guarantor or such other obligor.

     "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Property" means, with respect to any Person, any interest of such Person in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including, without limitation, Capital Stock in any other Person.

     "Redemption Date," when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Regular Record Date" for the interest payable on any Interest Payment Date means ___ or ___ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

     "Responsible Officer," when used with respect to the Trustee, means any officer in the Corporate Trust Office, and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Restricted Subsidiary" means any Subsidiary of the Company, whether existing on or after the date of this Indenture, unless such Subsidiary of the Company is an Unrestricted Subsidiary or is designated as an Unrestricted Subsidiary pursuant to the terms of this Indenture.

     "S&P" means Standard and Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

     "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

     "Securities Act" means the Securities Act of 1933, as amended from time to time, and any successor act thereto.

     "Senior Indebtedness" means any Indebtedness of the Company (whether outstanding on the date hereof or hereinafter incurred), unless such Indebtedness is Subordinated Indebtedness.

     "Stated Maturity" means, when used with respect to any Indebtedness or any installment of interest thereon, means the date specified in the instrument evidencing or governing such Indebtedness as the fixed date an which the principal of such Indebtedness or such installment of interest is due and payable.

     "Subordinated Indebtedness" means Indebtedness of the Company or a Subsidiary Guarantor which is expressly subordinated in right of payment to the Securities or the Subsidiary Guarantees, as the case may be.

     "Subsidiary" means, with respect to any Person, (i) a corporation a majority of whose Voting Stock is at the time, directly or indirectly, owned by such Person, by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof or (ii) any other Person (other than a corporation), including, without limitation, a joint venture, in which such Person, one or more Subsidiaries thereof or such Person and one or more Subsidiaries thereof, directly or indirectly, at the date of determination thereof, have at least majority ownership interest entitled to vote in the election of directors, managers or trustees thereof (or other Persons performing similar functions).

     "Subsidiary Guarantee" has the meaning specified in Section 12.1 hereof.

     "Subsidiary Guarantor" means (i) those Subsidiaries designated as such pursuant to Section 2.1(20), and (ii) any Person that becomes a successor guarantor of the Securities in compliance with the provisions of Section 12.2 hereof.

     "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended and in force at the date as of which this Indenture was executed, except as provided in Section 8.5 hereof.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

     "Unrestricted Subsidiary" means (i) any Subsidiary of the Company that at the time of determination will be designated an Unrestricted Subsidiary by the Board of Directors of the Company as provided below and (ii) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors of the Company may designate any Subsidiary of the Company as an Unrestricted Subsidiary so long as (a) neither the Company nor any Restricted Subsidiary is directly or indirectly liable pursuant to the terms of any Indebtedness of such Subsidiary; and (b) no default with respect to any Indebtedness of such Subsidiary would permit (upon notice, lapse of time or otherwise) any holder of any other Indebtedness of the Company or any Restricted Subsidiary to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its Stated Maturity. Any such designation by the Board of Directors of the Company shall be evidenced to the Trustee by filing a Board Resolution with the Trustee giving effect to such designation.

     "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

     "Voting Stock" means any class or classes of Capital Stock pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of any Person (irrespective of whether or not, at the time, stock of any other class or classes shall have, or might have, voting power by reason of the happening of any contingency).

     Section 1.2 Other Definitions.

Term                            Defined in
----                            ----------
"Funding Guarantor"                   12.5
"Global Security"               Appendix A
"OID"                                  2.1
"Paying Agent"                         2.4
"Registrar"                            2.4
"Representative"                      13.2
"Security Register"                    2.4
"Surviving Entity"                  7.1(a)
"U.S. Government Obligations"      11.4(a)

     Section 1.3 Incorporation by Reference of Trust Indenture Act.

     Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

     "indenture securities" means the Securities,

     "indenture security holder" means a Holder,

     "indenture to be qualified" means this Indenture,

     "indenture trustee" or "institutional trustee" means the Trustee, and

     "obligor" on the indenture securities means the Company or any other obligor on the Securities.

     All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule and not otherwise defined herein have the meanings assigned to them therein.

     Section 1.4 Rules of Construction.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

          (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP and all accounting calculations will be determined in accordance with GAAP;

          (c) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

          (d) the masculine gender includes the feminine and the neuter;

          (e) a "day" means a calendar day;

          (f) the term "merger" includes a statutory share exchange and the term "merged" has a correlative meaning;

          (g) provisions apply to successive events and transactions; and

          (h) references to agreements and other instruments include subsequent amendments and waivers but only to the extent not prohibited by this Indenture.

                                   ARTICLE II.

                                 THE SECURITIES

     Section 2.1 Amount of Securities; Issuable in Series.

     The aggregate principal amount of Securities Outstanding at any one time is unlimited except as provided in Section 2.7 hereof. All Securities shall be identical in all respects other than issue price and issuance dates. The Securities may be issued in one or more series; provided, however, that any Securities issued with original issue discount ("OID") for Federal income tax purposes shall not be issued as part of the same series as any Securities that are issued with a different amount of OID or are not issued with OID.

     There shall be established in or pursuant to a resolution of the Board of Directors and, subject to Section 2.3, set forth or determined in the manner provided in an Officer's Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of such Securities:

               (1) whether such Securities shall be issued as part of a new or existing series of Securities and the title of such Securities (which shall distinguish the Securities of the series from Securities of any other series);

               (2) any limit upon the aggregate principal amount of such Securities which may be authenticated and delivered under this Indenture.

               (3) the issue price and issuance date of such Securities, including the date from which interest on such Securities shall accrue;

               (4) if applicable, that such Securities shall be issuable in whole or in part in the form of one or more Global Securities, and, in such case, the respective depositories for such Global Securities, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the depository for such Global Security or a nominee thereof;

               (5) the date or dates on which the principal of the Securities of the series is payable or the method of determination thereof;

               (6) the rate or rates at which the Securities of the series shall bear interest, if any, or the formula, method or provision pursuant to which such rate or rates are determined, the date or dates from which such interest shall accrue or the method of determination thereof, the Interest Payment Date on which such interest shall be payable and the record date for the interest payable on any Interest Payment Date;

               (7) the place or places where, subject to the provisions of
          Section 9.2, the principal of and any premium and interest on Securities of the series shall be payable, Securities of the series may be surrendered for registration of transfer, Securities of the series may be surrendered for exchange and notices, and demands to or upon the Company in respect of the Securities of the series and this Indenture may be served;

               (8) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

               (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

               (10) whether payment of principal of and premium, if any, and interest, if any, on the Securities of the series shall be without deduction for taxes, assessments or governmental charges paid by Holders of the series;

               (11) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 4.2;

               (12) if the amount of payments of principal of and any premium or interest on the Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

               (13) if and as applicable, that the Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the depositary or depositaries for such Global Security or Global Securities and any circumstances in which any such Global Security may be transferred to, and registered and exchanged for Securities registered in the name of, a Person other than the Depositary for such Global Security or a nominee thereof and in which any such transfer may be registered;

               (14) any deletions from, modifications of or additions to the Events of Default set forth in Section 4.1 or the covenants of the Company set forth in Article IX with respect to the Securities of such series;

               (15) whether and under what circumstances the Company will pay additional amounts on the Securities of the series held by a Person who is not a U.S. person in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Company will have the option to redeem the Securities of the series rather than pay such additional amounts;

               (16) if the Securities of the series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and terms of such certificates, documents or conditions;

               (17) if the Securities of the series are to be convertible into or exchangeable for any other security or property of the Company, including, without limitation, securities of another Person held by the Company or its Affiliates and, if so, the terms thereof;

               (18) if other than as provided in Sections 11.2 and 11.3, the means of defeasance or covenant defeasance as may be specified for the Securities of the Series;

               (19) if other than the Trustee, the identity of the initial Security Registrar and any initial Paying Agent;

               (20) whether the Securities of the series will be guaranteed pursuant to the Subsidiary Guarantees, the names of the Subsidiaries that will initially be Subsidiary Guarantors and Unrestricted Subsidiaries (if there are Subsidiary Guarantees), any modifications to the terms of Article XII applicable to the Securities of such series and the applicability of any other guarantees; and

               (21) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

     All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the Holders, for increases in the aggregate principal amount of such series of Securities and issuances of additional Securities of such series or for the establishment of additional terms with respect to the Securities of such series.

     If any of the terms of any series are established by action taken pursuant to a resolution of the Board of Directors, a copy of an appropriate record of such action shall be certified by the Secretary or any Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate or the trust indenture supplementary thereto setting forth the terms of the series.

     Notwithstanding anything to the contrary in this Section or otherwise in this Indenture, any additional issuance of Securities after the Issue Date, whether such Securities are of the same or a different series than the Securities first issued under this Indenture, shall be in a principal amount greater than or equal to $25,000,000.

     Section 2.2 Form and Dating.

     Provisions relating to the Securities of each series are set forth in Appendix A, which is hereby incorporated in and expressly made a part of this Indenture. The Securities of each series and the Trustee's certificate of authentication shall be substantially in the form of Appendix A which is hereby incorporated in and expressly made a part of this Indenture. The Securities of each series may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage, provided that any such notation, legend or endorsement is in a form reasonably acceptable to the Company. Each Security shall be dated the date of its authentication. The terms of the Securities of each series set forth in Appendix A are part of the terms of this Indenture.

     Section 2.3 Execution and Authentication.

     Two Officers of the Company shall sign the Securities for the Company by manual or facsimile signature. The Company's seal may be impressed, affixed, imprinted or reproduced on the Securities and may be in facsimile form.

     If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a written order of the Company signed by two Officers of the Company for the authentication and delivery of such Securities, and the Trustee in accordance with such written order of the Company shall authenticate and deliver such Securities.

     A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

     The Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate the Securities. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as any Registrar, Paying Agent or agent for service of notices and demands.

     Section 2.4 Registrar and Paying Agent.

     The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency where Securities may be presented for payment (the "Paying Agent"). The Registrar shall keep a register (the "Security Register") of the Securities and of their transfer and exchange. The Company may have one or more co-registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent.

     The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent or co-registrar not a party to this Indenture, which shall incorporate the terms of the TIA. The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 5.6. The Company may act as Paying Agent, Registrar, co-registrar or transfer agent.

     The Company initially appoints the Trustee as Registrar and Paying Agent in connection with the Securities.

     Section 2.5 Paying Agent To Hold Money in Trust.

     Not later than 10:00 a.m., Eastern standard time, on each due date of the principal and interest on any Security, the Company shall deposit with the Paying Agent a sum sufficient to pay such principal and interest when so becoming due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of principal of or interest on the Securities and shall notify the Trustee of any default by the Company in making any such payment. If the Company acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by the Paying Agent. Upon complying with this Section, the Paying Agent shall have no further liability for the money delivered to the Trustee.

     Section 2.6 Securityholder Lists.

     The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee, in writing at least five Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

     Section 2.7 Replacement Securities.

     If a mutilated Security is surrendered to the Registrar or if the Holder of a Security claims that such Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the requirements of Section 8-405 of the Uniform Commercial Code are met and the Holder satisfies any other reasonable requirements of the Trustee. If required by the Trustee or the Company, such Holder shall furnish an indemnity bond sufficient in the judgment of the Company and the Trustee to protect the Company, the Trustee, the Paying Agent, the Registrar and any co-registrar from any loss which any of them may suffer if a Security is replaced. The Company and the Trustee may charge the Holder for their expenses in replacing a Security.

     Every replacement Security is an additional obligation of the Company.

     Section 2.8 Outstanding Securities.

     Securities outstanding at any time are all Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation and those described in this Section as not outstanding. A Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security.

     If a Security is replaced pursuant to Section 2.7, it ceases to be outstanding unless the Trustee and the Company receive proof satisfactory to them that the replaced Security is held by a bona fide purchaser.

     If the Paying Agent segregates and holds in trust, in accordance with this Indenture, on a redemption date or maturity date money sufficient to pay all principal and interest payable on that date with respect to the Securities (or portions thereof) to be redeemed or maturing, as the case may be, and the Paying Agent is not prohibited from paying such money to the Securityholders on that date pursuant to the terms of this Indenture, then on and after that date such Securities (or portions thereof) cease to be outstanding and interest on them ceases to accrue.

     Section 2.9 Temporary Securities.

     Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities and deliver them in exchange for temporary Securities.

     Section 2.10 Cancellation.

     The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel and destroy (subject to the record retention requirements of the Exchange Act) all Securities surrendered for registration of transfer, exchange, payment or cancellation and shall, upon written request, deliver a certificate of such destruction to the Company. The Company may not issue new Securities to replace Securities it has redeemed, paid or delivered to the Trustee for cancellation.

     Section 2.11 Defaulted Interest.

     If the Company defaults in a payment of interest on the Securities, it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the persons who are Securityholders on a subsequent special record date, in each case at the rate provided in the Securities and in Section 9.1 hereof. The Company shall fix or cause to be fixed any such special record date and payment date to the reasonable satisfaction of the Trustee and shall promptly mail to each Securityholder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

     Section 2.12 CUSIP Numbers.

     The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use) and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

                                  ARTICLE III.

                           SATISFACTION AND DISCHARGE

     Section 3.1 Satisfaction and Discharge of Indenture.

     This Indenture shall upon Company Request cease to be of further effect (except as to surviving rights of registration of transfer or exchange of Securities, as expressly provided for in this Indenture) as to all Outstanding Securities, and the Trustee, at the expense of the Company, shall, upon payment of all amounts due the Trustee under Section 5.6 hereof, execute proper instruments acknowledging satisfaction and discharge of this Indenture when

          (a) either

               (1) all Securities theretofore authenticated and delivered (other than (i) Securities which have been replaced as provided in Section
          2.7 hereof and (ii) Securities for whose payment money or United States governmental obligations of the type described in clause (i) of the definition of Cash Equivalents have theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 9.3 hereof) have been delivered to the Trustee for cancellation, or

               (2) all such Securities not theretofore delivered to the Trustee for cancellation

                    (i) have become due and payable, or

                    (ii) will become due and payable at their Stated Maturity
               within one year, or

                    (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

     and the Company, in the case of clause (2)(i), (2)(ii) or (2)(iii) above, has irrevocably deposited or caused to be deposited with the Trustee funds in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be, together with instructions from the Company irrevocably directing the Trustee to apply such funds to the payment thereof at maturity or redemption, as the case may be;

          (b) the Company has paid or caused to be paid all other sums then due and payable hereunder by the Company; and

          (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, which, taken together, state that all conditions precedent herein relating to the satisfaction and discharge of this Indenture have been complied with.

     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 5.6 hereof and, if money shall have been deposited with the Trustee pursuant to this Section, the obligations of the Trustee under Section 3.2 hereof and the last paragraph of
Section 9.3 hereof shall survive.

     Section 3.2 Application of Trust Money.

     Subject to the provisions of the last paragraph of Section 9.3 hereof, all money deposited with the Trustee pursuant to Section 3.1 hereof shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                                   ARTICLE IV.

                              DEFAULTS AND REMEDIES

     Section 4.1 Events of Default.

     "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) default in the payment of the principal of or premium, if any, on any of the Securities when the same becomes due and payable, whether such payment is due at Stated Maturity, upon redemption, upon acceleration or otherwise; or

          (b) default in the payment of any installment of interest on any of the Securities, when it becomes due and payable, and the continuance of such default for a period of 30 days; or

          (c) default in the performance or breach of the provisions of Article VII hereof; or

          (d) the Company or any Subsidiary Guarantor (if applicable) shall fail to perform or observe any other term, covenant or agreement contained in the Securities, any Subsidiary Guarantee (if there shall be any) or this Indenture (other than a default specified in subparagraph (a), (b) or (c) above) for a period of 60 days after written notice of such failure stating that it is a "notice of default" hereunder and requiring the Company or such Subsidiary Guarantor, as the case may be, to remedy the same shall have been given (x) to the Company by the Trustee or (y) to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Securities then Outstanding; or

          (e) any Subsidiary Guarantee (if there shall be any) shall for any reason cease to be, or be asserted by the Company or any Subsidiary Guarantor, as applicable, not to be, in full force and effect (except pursuant to the release of any such Subsidiary Guarantee in accordance with this Indenture); or

          (f) the entry of a decree or order by a court having jurisdiction in the premises (A) for relief in respect of the Company or any Subsidiary Guarantor (if applicable) or any other Restricted Subsidiary (if applicable) in an involuntary case or proceeding under the Federal Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (B) adjudging the Company or any Subsidiary Guarantor (if applicable) or any other Restricted Subsidiary (if applicable) bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of the Company or any Subsidiary Guarantor (if applicable) or any other Restricted Subsidiary (if applicable) under the Federal Bankruptcy Code or any applicable federal or state law, or appointing under any such law a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary Guarantor (if applicable) or any other Restricted Subsidiary (if applicable) or of a substantial part of its consolidated assets, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

          (g) the commencement by the Company or any Subsidiary Guarantor (if applicable) or any other Restricted Subsidiary (if applicable) of a voluntary case or proceeding under the Federal Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency, reorganization or other similar law or any other case or proceeding to be adjudicated bankrupt or insolvent, or the consent by the Company or any Subsidiary Guarantor (if applicable) or any other Restricted Subsidiary (if applicable) to the entry of a decree or order for relief in respect thereof in an involuntary case or proceeding under the Federal Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by the Company or any Subsidiary Guarantor (if applicable) or any other Restricted Subsidiary (if applicable) of a petition or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it under any such law to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Company or any Subsidiary Guarantor (if applicable) or any other Restricted Subsidiary (if applicable) or of any substantial part of its consolidated assets, or the making by it of an assignment for the benefit of creditors under any such law, or the admission by it in writing of its inability to pay its debts generally as they become due or taking of corporate action by the Company or any Subsidiary Guarantor (if applicable) or any other Restricted Subsidiary (if applicable) in furtherance of any such action.

     Section 4.2 Acceleration of Maturity; Rescission and Annulment.

     If an Event of Default (other than an Event of Default specified in Section 4.1(f) or (g) hereof) occurs and is continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities then Outstanding, by written notice to the Company (and to the Trustee if such notice is given by the Holders), may, and the Trustee upon the request of the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall, by a notice in writing to the Company, declare all unpaid principal of, premium, if any, and accrued and unpaid interest on all the Securities to be due and payable immediately, upon which declaration all amounts payable in respect of the Securities shall be immediately due and payable. If an Event of Default specified in Section 4.1(f) or (g) hereof occurs and is continuing, the amounts described above shall become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee or any Holder.

     Promptly after the occurrence of a declaration of acceleration, the Company shall notify each holder of Senior Indebtedness thereof, but failure to give any such notice shall not affect such declaration or its consequences.

     At any time after a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Securities Outstanding, by written notice to the Company, the Subsidiary Guarantors (if applicable) and the Trustee, may rescind and annul such declaration and its consequences if

          (a) the Company or any Subsidiary Guarantor (if applicable) has paid or deposited with the Trustee a sum sufficient to pay,

               (1) all overdue interest on all Outstanding Securities,

               (2) all unpaid principal of (and premium, if any, on) any Outstanding Securities which have become due otherwise than by such declaration of acceleration, and interest on such unpaid principal at the rate borne by the Securities,

               (3) to the extent that payment of such interest is lawful, interest on overdue interest and overdue principal at the rate borne by the Securities (without duplication of any amount paid or deposited pursuant to clauses (1) and (2) above), and

               (4) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

          (b) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction as certified to the Trustee by the Company; and

          (c) all Events of Default, other than the non-payment of amounts of principal of (or premium, if any, on) or interest on Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 4.13 hereof.

     No such rescission shall affect any subsequent default or impair any right consequent thereon.

     Section 4.3 Collection of Indebtedness and Suits for Enforcement by
Trustee.

     The Company covenants that if

          (a) default is made in the payment of any installment of interest on any Security when such interest becomes due and payable and such default continues for a period of 60 days, or

          (b) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof, then the Company will, upon demand of the Trustee, pay to the Trustee for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and interest on any overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installment of interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the money adjudged or decreed to be payable in the manner provided by law out of the Property of the Company or any other obligor upon the Securities, wherever situated.

     If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     Section 4.4 Trustee May File Proofs of Claim.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company, any Subsidiary Guarantor (if applicable) or any other obligor upon the Securities, their creditors or the Property of the Company, any Subsidiary Guarantor (if applicable) or of such other obligor, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company, the Subsidiary Guarantors (if applicable) or such other obligor for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (a) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents and take any other actions including participation as a full member of any creditor or other committee as may be necessary or advisable in order to have the claims of the Trustee

(including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

          (b) to collect and receive any money or other Property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 5.6 hereof.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the Subsidiary Guarantees (if there should be any) or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

     Section 4.5 Trustee May Enforce Claims Without Possession of Securities.

     All rights of action and claims under this Indenture or the Securities or the Subsidiary Guarantees may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

     Section 4.6 Application of Money Collected.

     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in the case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: to the payment of all amounts due the Trustee under Section 5.6 hereof;

          SECOND: to the payment of the amounts then due and unpaid for principal of (and premium, if any, on) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

          THIRD: the balance, if any, to the Company, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

     Section 4.7 Limitation on Suits.

     No Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (b) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (c) such Holder or Holders have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred in compliance with such request;

          (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority or more in aggregate principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

     Section 4.8 Unconditional Right of Holders to Receive Principal, Premium and Interest.

     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment, as provided herein (including, if applicable, Article XI hereof) and in such Security of the principal of (and premium if any, on) and (subject to Section 2.11 hereof) interest on, such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

     Section 4.9 Restoration of Rights and Remedies.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Subsidiary Guarantors, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereunder and all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

     Section 4.10 Rights and Remedies Cumulative.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section
2.7 hereof, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     Section 4.11 Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

     Section 4.12 Control by Holders.

     Subject to Section 5.2(e) and the last paragraph of Section 5.2, the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that

          (a) such direction shall not be in conflict with any rule of law or with this Indenture,

          (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

          (c) the Trustee need not take any action which might involve it in personal liability or expense for which the Trustee has not received a satisfactory indemnity therefor or be unduly prejudicial to the Holders not joining therein.

     Section 4.13 Waiver of Past Defaults.

     The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any existing Default or Event of Default hereunder and its consequences, except a Default or Event of Default

          (a) in respect of the payment of the principal of (or premium, if any, on) or interest on any Security, or

          (b) in respect of a covenant or provision hereof which under Article VIII hereof cannot be modified or amended without the consent of the Holder of each Outstanding Security affected thereby.

     Upon any such waiver, such Default or Event of Default shall cease to exist for every purpose under this Indenture, but no such waiver shall extend to any subsequent or other fault or Event of Default or impair any right consequent thereon.

     Section 4.14 Waiver of Stay, Extension or Usury Laws.

     Each of the Company and the Subsidiary Guarantors covenants (to the extent that each may lawfully do so) that it will not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension, or usury law or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company or any Subsidiary Guarantor from paying all or any portion of the principal of (premium, if any, on) or interest on the Securities as contemplated herein, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) each of the Company and the Subsidiary Guarantors hereby expressly waives all benefit or advantage of any such law, and covenant that they will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE V.

                                   THE TRUSTEE

     Section 5.1 Duties of Trustee.

          (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

          (b) Except during the continuance of an Event of Default:

                    (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                    (ii) in the absence of bad faith on its part, the Trustee
               may conclusively rely, and shall be fully protected in so relying, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; provided, however, that, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture, but the Trustee has no obligation to determine the accuracy or completeness (other than as to conformity with the requirements of this Indenture) of the statements made therein.

          (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                    (i) this paragraph shall not limit the effect of Section
               5.1(b);

                    (ii) the Trustee shall not be liable for any error of
               judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                    (iii) the Trustee shall not be liable with respect to any
               action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 4.12.

     Section 5.2 Certain Rights of Trustee.

     Subject to the provisions of Section 5.1 hereof:

          (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper (whether in its original or facsimile form), or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may reasonably see fit;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (h) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it in good faith to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; and

          (i) the Trustee shall not be deemed to have notice or knowledge of any matter unless a Responsible Officer has actual knowledge thereof or unless written notice thereof is received by the Trustee at its Corporate Trust Office and such notice references the Securities generally, the Company or this Indenture.

     The Trustee shall not be required to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     Section 5.3 Trustee Not Responsible for Recitals or Issuance of Securities.

     The recitals contained herein and in the Securities, except for the Trustee's certificates of authentication, shall be taken as the statements of the Company or the Subsidiary Guarantors, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture, the Subsidiary Guarantees (if there shall be any) or the Securities. The Trustee shall not be accountable for the use or application by the Company of any Securities or the proceeds thereof.

     Section 5.4 May Hold Securities.

     The Trustee, any Paying Agent, any Registrar or any other agent of the Company, the Subsidiary Guarantors or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to TIA Sections 310(b) and 311 in the case of the Trustee, may otherwise deal with the Company and the Subsidiary Guarantors (if applicable) with the same rights it would have if it were not the Trustee, Paying Agent, Registrar or such other agent.

     Section 5.5 Money Held in Trust.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company or, if applicable, any Subsidiary Guarantor.

     Section 5.6 Compensation and Reimbursement.

     The Company agrees:

          (a) to pay to the Trustee from time to time such compensation as the Company and the Trustee may agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to the Trustee's willful misconduct, negligence or bad faith; and

          (c) to indemnify the Trustee for, and to hold it harmless against, any loss, liability, claim damage or expense incurred without willful misconduct or negligence on its part, (i) arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder or (ii) in connection with enforcing this indemnification provision.

     The obligations of the Company under this Section 5.6 to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture or any other termination under any Insolvency or Liquidation Proceeding. As security for the performance of such obligations of the Company, the Trustee shall have a claim and lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for payment of principal of (and premium, if any, on) or interest on particular Securities. Such lien shall survive the satisfaction and discharge of this Indenture or any other termination under any Insolvency or Liquidation Proceeding.

     When the Trustee incurs expenses or renders services after the occurrence of an Event of Default specified in paragraph (h) or (i) of Section 4.1 of this Indenture, such expenses and the compensation for such services are intended to constitute expenses of administration under any Insolvency or Liquidation Proceeding.

     Section 5.7 Corporate Trustee Required; Eligibility.

     There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a)(1) and shall have a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section 5.7, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

     Section 5.8 Conflicting Interests.

     The Trustee shall comply with the provisions of Section 310(b) of the Trust Indenture Act; provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

     Section 5.9 Resignation and Removal; Appointment of Successor.

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 5.10 hereof.

          (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 5.10 hereof shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) The Trustee may be removed at any time by Act of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

          (d) If at any time:

               (1) the Trustee shall fail to comply with the provisions of TIA
          Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

               (2) the Trustee shall cease to be eligible under Section 5.7 hereof and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

               (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by a Board Resolution, may remove the Trustee, or (ii) subject to TIA Section 315(e), any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, the retiring Trustee or any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee. The evidence of such successorship may, but need not be, evidenced by a supplemental indenture.

          (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to the Holders of Securities in the manner provided for in Section 13.5 hereof. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

          (g) Notwithstanding the replacement of the Trustee pursuant to this
Section 5.9, the Company's obligations under Section 5.6 shall continue for the benefit of the retiring Trustee.

     Section 5.10 Acceptance of Appointment by Successor.

     Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of all amounts due it under
Section 5.6 hereof, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all money and other Property held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

     Section 5.11 Merger, Conversion, Consolidation or Succession to Business.

     Any corporation or banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or banking association shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities; and in case at that time any of the Securities shall not have been authenticated, any successor Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

     Section 5.12 Preferential Collection of Claims Against Company.

     If and when the Trustee shall be or become a creditor of the Company (or any other obligor under the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

     Section 5.13 Notice of Defaults.

     Within 90 days after the occurrence of any Default hereunder, the Trustee shall transmit in the manner and to the extent provided in TIA Section 313(c), notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of (or premium, if any, on) or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders. The Trustee shall not be deemed to have notice of any Default, other than a Default under 4.1(a) or (b), unless the Trustee shall have been advised in writing that a Default has occurred. No duty imposed upon the Trustee in this Indenture shall be applicable with respect to any Default of which the Trustee is not deemed to have notice.


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
                                   ARTICLE VI.

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

     Section 6.1 Holders' Lists; Holder Communications; Disclosure Respecting Holders.

     The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of the Holders. Neither the Company, any Subsidiary Guarantor (if applicable) nor the Trustee shall be under any responsibility with regard to the accuracy of such list. If the Trustee is not the Registrar, the Company shall furnish to the Trustee semi-annually before each Regular Record Date, and at such other times as the Trustee may reasonably request in writing, a list, in such form as the Trustee may reasonably request, as of such date of the names and addresses of the Holders then known to the Company. The Company and the Trustee shall also satisfy any other requirements imposed upon each of them by TIA Section 312(a).

     Holders may communicate pursuant to Section 312(b) of the TIA with other Holders with respect to their rights under this Indenture or the Securities. Every Holder of Securities, by receiving and holding the same, agrees with the Company, the Subsidiary Guarantors (if applicable), the Registrar and the Trustee that none of the Company, the Subsidiary Guarantors (if applicable), the Registrar or the Trustee, or any agent of any of them, shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders in accordance with TIA Section 312, regardless of the source from which such information was derived, that each of such Persons shall have the protection of TIA Section 312(c) and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

     Section 6.2 Reports by Trustee.

     Within 60 days after May 15 of each year commencing with _______, the Trustee shall transmit by mail to the Holders, as their names and addresses appear in the Security Register, a brief report dated as of such May 15 in accordance with and to the extent required under TIA Section 313(a). The Trustee shall also comply with TIA Sections 313(b) and 313(c).

     The Company shall promptly notify the Trustee in writing if the Securities become listed on any stock exchange or automatic quotation system.

     A copy of each Trustee's report, at the time of its mailing to Holders of Securities, shall be mailed to the Company and filed with the Commission and each stock exchange, if any, on which the Securities are listed.

     Section 6.3 Reports by Company.

     The Company shall:

          (a) file with the Trustee, within 30 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then the Company shall file with the Trustee such information, documents or reports as required pursuant to Section 9.8 hereof;

          (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (c) transmit by mail to all Holders, in the manner and to the extent provided in TIA Section 313(c), such summaries of any information, documents and reports (without exhibits except to the extent required by TIA Section 313(c)) required to be filed by the Company pursuant to paragraph (a) or (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                  ARTICLE VII.

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

     Section 7.1 Company May Consolidate, etc., Only on Certain Terms.

     The Company shall not, in any single transaction or a series of related transactions, merge or consolidate with or into any other Person, or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all the Properties of the Company and its Restricted Subsidiaries on a consolidated basis to any Person or group of Affiliated Persons, and the Company shall not permit any of its Restricted Subsidiaries to enter into any such transaction or series of related transactions if such transaction or series of transactions, in the aggregate, would result in a sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all of the Properties of the Company and its Restricted Subsidiaries on a consolidated basis to any other Person or group of Affiliated Persons, unless at the time and after giving affect thereto:

          (a) either (i) if the transaction is a merger or consolidation, the Company shall be the surviving Person of such merger or consolidation, or (ii) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or to which the Properties of the Company or, if applicable, its Restricted Subsidiaries, as the case may be, are sold, assigned, conveyed, transferred, leased or otherwise disposed of (any such surviving Person or transferee Person being called the "Surviving Entity") shall be a corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and shall, in either case, expressly assume by a supplemental indenture to this Indenture executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture, and, in each case, this Indenture shall remain in full force and effect;

          (b) immediately before and immediately after giving effect to such transaction or series of related transactions on a pro forma basis (and treating any Indebtedness not previously an obligation of the Company or any of its Restricted Subsidiaries which becomes the obligation of the Company or any of its Restricted Subsidiaries in connection with or as a result of such transaction or transactions as having been incurred at the time of such transaction or transactions), no Default or Event of Default shall have occurred and be continuing;

          (c) if the Company is not the continuing obligor under this Indenture, then each Subsidiary Guarantor (if there shall be any), unless it is the Surviving Entity, shall have by supplemental indenture confirmed that its Subsidiary Guarantee of the Securities shall apply to the Surviving Entity's obligations under this Indenture and the Securities; and

          (d) the Company (or the Surviving Entity if the Company is not the continuing obligor under this Indenture) shall have delivered to the Trustee, in form and substance reasonably satisfactory to the Trustee, (i) an Officers' Certificate stating that such consolidation, merger, conveyance, transfer, lease or other disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Indenture and (ii) an Opinion of Counsel stating that the requirements of Section 7.1(a) have been satisfied. The Trustee may conclusively rely upon such Officers' Certificate and shall have no duty to investigate the bases for the conclusions reached therein.

     Section 7.2 Successor Substituted.

     Upon any consolidation of the Company with or merger of the Company into any other corporation or any sale, assignment, lease, conveyance, transfer or other disposition of all or substantially all of the Properties of the Company and, if applicable, its Restricted Subsidiaries on a consolidated basis in accordance with Section 7.1 hereof, the Surviving Entity shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such Surviving Entity had been named as the Company herein, and in the event of any such sale, assignment, lease, conveyance, transfer or other disposition, the Company (which term shall for this purpose mean the Person named as the "Company" in the first paragraph of this Indenture or any successor Person which shall theretofore become such in the manner described in Section 7.1 hereof), except in the case of a lease, shall be discharged of all obligations and covenants under this Indenture and the Securities.

                                  ARTICLE VIII.

                             SUPPLEMENTAL INDENTURES

     Section 8.1 Supplemental Indentures Without Consent of Holders.

     Without the consent of any Holders, the Company, when authorized by a Board Resolution, each of the Subsidiary Guarantors (if there shall be any), when authorized by a Board Resolution, and the Trustee upon Company Request, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company contained herein and in the Securities; or

          (b) to add to the covenants of the Company such further covenants, restrictions, conditions or provisions as the Company shall consider to be appropriate for the benefit of the Holders of all or any series of Securities (and if such covenants, restrictions, conditions or provisions are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company and to make the occurrence, or the occurrence and continuance, of a certain default action in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of such series to waive such an Event of Default; or

          (c) to add any additional Events of Default in respect of all or any series of Securities; or

          (d) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

          (e) to secure the Securities of any series; or

          (f) to establish the form or terms of Securities of any series as permitted by Section 2.1, including to reopen any series of any Securities as permitted under Section 2.1; or

          (g) to comply with any requirement of the SEC in connection with qualifying this Indenture under the TIA or maintaining such qualification thereafter; or

          (h) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee pursuant to the requirements of Sections 5.9 and 5.10 hereof; or

          (i) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action shall not adversely affect the interests of the Holders in any material respect; or

          (j) to make or add any Subsidiary as Subsidiary Guarantor or to evidence the succession of another Person to any Subsidiary Guarantor pursuant to Section 12.2(b) hereof and the assumption by any such successor of the covenants and agreements of such Subsidiary

Guarantor contained herein, in the Securities and in the Subsidiary Guarantee of such Subsidiary Guarantor; or

          (k) to release a Subsidiary Guarantor (if there shall be one) from its Subsidiary Guarantee pursuant to Section 12.3 hereof; or

          (l) to provide for uncertificated Securities in addition to or in place of certificated Securities.

     Section 8.2 Supplemental Indentures with Consent of Holders.

     With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, each of the Subsidiary Guarantors, when authorized by a Board Resolution, and the Trustee upon Company Request may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

          (a) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium thereon, or change the coin or currency in which principal of any Security or any premium or the interest on any Security is payable, or impair the right to institute suit for the enforcement of any such payment after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date); or

          (b) reduce the percentage of aggregate principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder or the consequences of a default provided for in this Indenture; or

          (c) modify any of the provisions of this Section or Sections 4.13 and
9.6 hereof, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     It shall not be necessary for any Act of the Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     Section 8.3 Execution of Supplemental Indentures.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Section 8.4 Effects of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

     Section 8.5 Conformity with Trust Indenture Act.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

     Section 8.6 References in Securities to Supplemental Indentures.

     Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company, and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

     Section 8.7 Notice of Supplemental Indentures.

     Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 8.2 hereof, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 13.5 hereof, setting forth in general terms the substance of such supplemental indenture.

                                   ARTICLE IX.

                                    COVENANTS

     Section 9.1 Payment of Principal, Premium, if any, and Interest.

     The Company covenants and agrees for the benefit of the Holders that it will duly and punctually pay the principal of (and premium, if any, on) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

     Section 9.2 Maintenance of Office or Agency.

     The Company shall maintain an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities, the Subsidiary Guarantees and this Indenture may be served. The New York office of the Trustee shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the aforementioned office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation. Further, if at any time there shall be no such office or agency in The City of New York where the Securities may be presented or surrendered for payment, the Company shall forthwith designate and maintain such an office or agency in The City of New York, in order that the Securities shall at all times be payable in The City of New York. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency.

     Section 9.3 Money for Security Payments to Be Held in Trust.

     If the Company shall at any time act as its own Paying Agent, it shall, on or before 10:00 a.m., Eastern time, on each due date of the principal of (and premium, if any, on) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sum shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents for the Securities, it will on or before 10:00 a.m., Eastern time, on each due date of the principal of (and premium, if any, on), or interest on, any Securities, deposit with a Paying Agent immediately available funds in a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such funds to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of such action or any failure so to act.

     The Company shall cause each Paying Agent (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (a) hold all sums held by it for the payment of the principal of (and premium, if any, on) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (b) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest; and

          (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums. The Trustee and each Paying Agent shall promptly pay to the Company, upon Company Request, any money held by them (other than pursuant to Article XI) at any time in excess of amounts required to pay principal, premium, if any, or interest on the Securities.

     Subject to applicable escheat and abandoned property laws, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any, on) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

     Section 9.4 Corporate Existence.

     Except as expressly permitted by Article VII hereof, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory) and franchises of the Company and each Restricted Subsidiary; provided, however, that the Company shall not be required to preserve any such existence of its Restricted Subsidiaries, rights or franchises, if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Restricted Subsidiaries, taken as a whole, and that the loss thereof is not disadvantageous in any material respect to the Holders.

     Section 9.5 Statement by Officers as to Default.

          (a) The Company shall deliver to the Trustee, within 100 days after the end of each fiscal year of the Company and within 45 days of the end of each of the first, second and third quarters of each fiscal year of the Company, an Officers' Certificate stating that a review of the activities of the Company and, if applicable, its Restricted Subsidiaries, during the preceding fiscal quarter or fiscal year, as applicable, has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of such Officer's knowledge the Company has kept, observed, performed and fulfilled each and every condition and covenant contained in this Indenture and no Default or Event of Default has occurred and is continuing (or, if a Default or Event of Default shall have occurred to either such Officer's knowledge, describing all such Defaults or Events of Default of which such Officer may have knowledge and what action the Company is taking or proposes to take with respect thereto). Such Officers' Certificate shall comply with TIA Section 314(a)(4). For purposes of this Section 9.7(a), such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

          (b) The Company shall, so long as any of the Securities is outstanding, deliver to the Trustee, upon any of its Officers becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company proposes to take with respect thereto, within 10 days of its occurrence.

     Section 9.6 Waiver of Certain Covenants.

     The Company may omit in any particular instance to comply with any term, provision or condition set forth in Section 9.4 with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Securities of all affected series (voting as one class) shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

     A waiver which changes or eliminates any term, provision or condition of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such term, provision or condition, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     Section 9.7 Additional Amounts.

     If the Securities of a series provide for the payment of additional amounts (as provided in Section 2.1), at least 10 days prior to the first Interest Payment Date with respect to that series of Securities and at least 10 days prior to each date of payment of principal of, premium, if any, or interest on the Securities of that series if there has been a change with respect to the matters set forth in the below-mentioned Officer's Certificate, the Company shall furnish to the Trustee and the principal Paying Agent, if other than the Trustee, an Officer's Certificate instructing the Trustee and such Paying Agent whether such payment of principal of, premium, if any, or interest on the Securities of that series shall be made to holders of the Securities of that series without withholding or deduction for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding or deduction shall be required, then such Officer's Certificate shall specify by country the amount, if any, required to be withheld or deducted on such payments to such holders and shall certify the fact that additional amounts will be payable and the amounts so payable to each holder, and the Company shall pay to the Trustee or such Paying Agent the additional amounts required to be paid by this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officer's Certificate furnished pursuant to this
Section 9.7.

     Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium, interest or any other amounts on, or in respect of, any Securities of any series, such mention shall be deemed to include mention of the payment of additional amounts provided by the terms of such series established hereby or pursuant hereto to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of additional amounts (if applicable) in any provision hereof shall not be construed as excluding the payment of additional amounts in those provisions hereof where such express mention is not made.

                                   ARTICLE X.

                            REDEMPTION OF SECURITIES

     Section 10.1 Notice to Trustee.

     Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 2.1 for Securities of any series) in accordance with this Article X.

     The Company shall give each notice to the Trustee provided for in this Section at least 60 days before the Redemption Date unless the Trustee consents to a shorter period. Such notice shall be accompanied by an Officers' Certificate and an Opinion of Counsel from the Company to the effect that such redemption will comply with the conditions herein. Any election to redeem Securities shall be revocable until the Company gives a notice of redemption pursuant to Section 10.2 to the Holders of Securities to be redeemed.

     Section 10.2 Selection by Trustee of Securities to Be Redeemed.

     If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not less than 30 days nor more than 60 days prior to the Redemption Date by the Trustee, pro-rata from the Outstanding Securities not previously called for redemption, by lot, at random or by any other method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of Securities; provided, however, that any such partial redemption shall be in integral multiples of $1,000.

     The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

     Section 10.3 Notice of Redemption.

     Notice of redemption shall be given in the manner provided for in Section
13.5 hereof not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed.

     All notices of redemption shall state:

          (a) the Redemption Date;

          (b) the Redemption Price;

          (c) if less than all Outstanding Securities are to be redeemed, the identification (and, in the case of a partial redemption, the principal amounts) of the particular Securities to be redeemed;

          (d) that on the Redemption Date the Redemption Price (together with accrued interest, if any, to the Redemption Date payable as provided in Section
10.5 hereof) will become due and payable upon each such Security, or the portion thereof, to be redeemed, and that, unless the Company shall default in the payment of the Redemption Price and any applicable accrued interest, interest thereon will cease to accrue on and after said date; and

          (e) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. Failure to give such notice by mailing to any Holder of Securities or any defect therein shall not affect the validity of any proceedings for the redemption of other Securities.

     Section 10.4 Deposit of Redemption Price.

     On or before 10:00 a.m., Eastern time, on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in
Section 9.3 hereof) an amount of money sufficient to pay the Redemption Price of, and accrued and unpaid interest on, all the Securities which are to be redeemed on such Redemption Date.

     Section 10.5 Securities Payable on Redemption Date.

     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified (together with accrued and unpaid interest, if any, to the Redemption Date), and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued and unpaid interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued and unpaid interest, if any, to the Redemption Date.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Securities.

     Section 10.6 Securities Redeemed in Part.

     Any Security which is to be redeemed only in part shall be surrendered at the office or agency of the Company maintained for such purpose pursuant to
Section 9.2 hereof (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal amount of the Security so surrendered.

                                   ARTICLE XI.

                       DEFEASANCE AND COVENANT DEFEASANCE

     Section 11.1 Company's Option to Effect Defeasance of Covenant Defeasance.

     The provisions of this Article XI shall be applicable for each series of Securities except as otherwise specified as contemplated by Section 2.1 for Securities of such series. The Company may, at its option by Board Resolution, at any time, with respect to the Securities, elect to have either Section 11.2 or Section 11.3 hereof be applied to all Outstanding Securities upon compliance with the conditions set forth below in this Article XI.

     Section 11.2 Defeasance and Discharge.

     Upon the Company's exercise under Section 11.1 hereof of the option applicable to this Section 11.2, the Company and the Subsidiary Guarantors shall be deemed to have been discharged from their respective obligations with respect to all Outstanding Securities on the date the conditions set forth in Section
11.4 hereof are satisfied (hereinafter, "legal defeasance"). For this purpose, such legal defeasance means that the Company and the Subsidiary Guarantors shall be deemed (i) to have paid and discharged their respective obligations under the Outstanding Securities; provided, however, that the Securities shall continue to be deemed to be "Outstanding" for purposes of Section 11.5 hereof and the other Sections of this Indenture referred to in clauses (A) and (B) below, and (ii) to have satisfied all their other obligations with respect to such Securities and this Indenture (and the Trustee, at the expense and direction of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities to receive, solely from the trust fund described in Section 11.4 hereof and as more fully set forth in such Section, payments in respect of the principal of (and premium if any, on) and interest on such Securities when such payments are due (or at such time as the Securities would be subject to redemption at the option of the Company in accordance with this Indenture), (B) the respective obligations of the Company, if applicable, and the Subsidiary Guarantors under Sections 2.3, 2.4, 2.5, 2.6, 2.7, 2.8, 2.9, 4.8, 4.14, 5.6,
5.9, 5.10, 9.2, 9.3, 12.1 (to the extent it relates to the foregoing Sections and this Article XI), 12.4 and 12.5 hereof, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder, and (D) the obligations of the Company and the Subsidiary Guarantors under this Article XI. Subject to compliance with this Article XI, the Company may exercise its option under this
Section 11.2 notwithstanding the prior exercise of its option under Section 11.3 hereof with respect to the Securities.

     Section 11.3 Covenant Defeasance.

     Upon the Company's exercise under Section 11.1 hereof of the option applicable to this Section 11.3, the Company and, if applicable, each Subsidiary Guarantor shall be released from their respective obligations under any covenant contained in Article VII, in Sections 9.5 through 9.19 and in Section 12.2 hereof with respect to the Outstanding Securities on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Securities shall thereafter be deemed not to be "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities, the Company and, if applicable, each Subsidiary Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 4.1(c) or 4.1(d) hereof, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

     Section 11.4 Conditions to Defeasance or Covenant Defeasance.

     The following shall be the conditions to application of either Section 11.2 or Section 11.3 hereof to the Outstanding Securities:

          (a) The Company or any Subsidiary Guarantor shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 5.7 hereof who shall agree to comply with the provisions of this Article XI applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) cash in United States dollars in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of (and premium, if any, on) and interest on the Outstanding Securities on the Stated Maturity thereof (or Redemption Date, if applicable), provided that the Trustee shall have been irrevocably instructed in writing by the Company to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Securities. Before such a deposit, the Company may give to the Trustee, in accordance with Section 10.1 hereof, a notice of its election to redeem all of the Outstanding Securities at a future date in accordance with Article X hereof, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

          (b) No Default or Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit or, insofar as Sections 4.1(f) and 4.1(g) are concerned, at any time during the period ending on the 91st day after the date of such deposit.

          (c) Such legal defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest under this Indenture or the Trust Indenture Act with respect to any securities of the Company or any Subsidiary Guarantor.

          (d) Such legal defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, any other material agreement or instrument to which the Company or, if applicable, any Subsidiary Guarantor is a party or by which it is bound, as evidenced to the Trustee in an Officers' Certificate delivered to the Trustee concurrently with such deposit.

          (e) In the case of an election under Section 11.2 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of this Indenture there has been a change in the applicable federal income tax laws, in either case providing that the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such legal defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such legal defeasance had not occurred (it being understood that (x) such Opinion of Counsel shall also state that such ruling or applicable law is consistent with the conclusions reached in such Opinion of Counsel and (y) the Trustee shall be under no obligation to investigate the basis or correctness of such ruling).

          (f) In the case of an election under Section 11.3 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

          (g) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, which, taken together, state that all conditions precedent provided for relating to either the legal defeasance under
Section 11.2 hereof or the covenant defeasance under Section 11.3 (as the case may be) have been complied with.

     Section 11.5 Deposited Money and U.S. Government Obligations to Be Held in Trust; Other Miscellaneous Provisions.

     Subject to the provisions of the last paragraph of Section 9.3 hereof, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee--collectively for purposes of this Section 11.5, the "Trustee") pursuant to Section 11.4 hereof in respect of the Outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

     The Company shall pay and indemnify the Trustee against all taxes, fees or other charges imposed on or assessed against the U.S. Governmental Obligations deposited pursuant to Section 11.4 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

     Anything in this Article XI to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 11.4 hereof which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent legal defeasance or covenant defeasance, as applicable, in accordance with this Article.

     Section 11.6 Reinstatement.

     If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 11.5 hereof by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's and the Subsidiary Guarantors' obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 11.2 or 11.3 hereof, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 11.5 hereof; provided, however, that if the Company or any Subsidiary Guarantor makes any payment of principal of (or premium, if any, on) or interest on any Security following the reinstatement of its obligations, the Company or such Subsidiary Guarantor shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

                                  ARTICLE XII.

                              SUBSIDIARY GUARANTEES

     Section 12.1 Unconditional Guarantee.

     Each Subsidiary Guarantor hereby unconditionally, jointly and severally, guarantees (each such guarantee being referred to herein as this "Subsidiary Guarantee," with all such guarantees being referred to herein as the "Subsidiary Guarantees") to each Holder of Securities authenticated and delivered by the Trustee of each series to which this Article XII has been made applicable as provided in Section 2.1(20), and to the Trustee and its successors and assigns, the full and prompt performance of the Company's obligations under this Indenture and the Securities and that:

          (a) the principal of (and premium, if any, on) and interest on the Securities will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the Securities, if any, to the extent lawful, and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and

          (b) in case of any extension of time of payment or renewal of any Securities or of any such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise; subject, however, in the case of clauses (a) and (b) above, to the limitations set forth in Section 12.4 hereof.

     Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Subsidiary Guarantors will be jointly and severally obligated to pay the same immediately. Each Subsidiary Guarantor hereby agrees that its obligations hereunder shall, to the extent permitted by law, be unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each Subsidiary Guarantor hereby waives, to the extent permitted by law, diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that its Subsidiary

Guarantee will not be discharged except by complete performance of the obligations contained in the Securities, this Indenture and in this Subsidiary Guarantee. If any Holder or the Trustee is required by any court or otherwise to return to the Company, any Subsidiary Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or any Subsidiary Guarantor, any amount paid by the Company or any Subsidiary Guarantor to the Trustee or such Holder, this Subsidiary Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Subsidiary Guarantor agrees it shall not be entitled to enforce any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. Each Subsidiary Guarantor further agrees that, as between each Subsidiary Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in
Article IV hereof for the purposes of this Subsidiary Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any acceleration of such obligations as provided in Article IV hereof, such obligations (whether or not due and payable) shall forthwith become due and payable by each Subsidiary Guarantor for the purpose of this Subsidiary Guarantee.

     Section 12.2 Subsidiary Guarantors May Consolidate, etc., on Certain Terms.

          (a) Except as set forth in Article VII hereof, nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of a Subsidiary Guarantor with or into the Company or another Subsidiary Guarantor or shall prevent any sale, conveyance or other disposition of all or substantially all the Properties of a Subsidiary Guarantor to the Company or another Subsidiary Guarantor.

          (b) Except as set forth in Article VII hereof, nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of a Subsidiary Guarantor with or into a Person other than the Company or another Subsidiary Guarantor (whether or not Affiliated with the Subsidiary Guarantor), or successive consolidations or mergers in which a Subsidiary Guarantor or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance or other disposition of all or substantially all the Properties of a Subsidiary Guarantor to a Person other than the Company or another Subsidiary Guarantor (whether or not Affiliated with the Subsidiary Guarantor) authorized to acquire and operate the same; provided, however, that
(i) immediately after such transaction, and giving effect thereto, no Default or Event of Default shall have occurred as a result of such transaction and be continuing, (ii) such transaction shall not violate any of the covenants of Sections 9.1 through 9.19 hereof, and (iii) each Subsidiary Guarantor hereby covenants and agrees that, upon any such consolidation, merger, sale, conveyance or other disposition, such Subsidiary Guarantor's Subsidiary Guarantee set forth in this Article XII, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by such Subsidiary Guarantor, shall be expressly assumed (in the event that the Subsidiary Guarantor is not the surviving corporation in a merger), by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee, by such Person formed by such consolidation, or into which the Subsidiary Guarantor shall have merged, or by the Person that shall have acquired such Property (except to the extent the following Section 12.3 would result in the release of such Subsidiary Guarantee, in which case such surviving Person or transferee of such Property shall not have to execute any such supplemental indenture and shall not have to assume such Subsidiary Guarantor's Subsidiary Guarantee). In the case of any such consolidation, merger, sale, conveyance or other disposition and upon the assumption by the successor Person, by supplemental indenture executed and delivered to the Trustee and satisfactory in form to the Trustee of the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Subsidiary Guarantor, such successor Person shall succeed to and be substituted for the Subsidiary Guarantor with the same effect as if it had been named herein as the initial Subsidiary Guarantor.

     Section 12.3 Release of Subsidiary Guarantors.

     Upon the sale or disposition (by merger or otherwise) of a Subsidiary Guarantor (or all or substantially all of its Properties) to a Person other than the Company or another Subsidiary Guarantor and pursuant to a transaction that is otherwise in compliance with the terms of this Indenture, including but not limited to the provisions of Section 12.2 hereof or pursuant to Article VII hereof, such Subsidiary Guarantor shall be deemed released from its Subsidiary Guarantee and all related obligations under this Indenture; provided, however, that any such release shall occur only to the extent that all obligations of such Subsidiary Guarantor under all of its guarantees of, and under all of its pledges of assets or other security interests which secure, other Indebtedness of the Company or any other Restricted Subsidiary shall also be released upon such sale or other disposition. The Trustee shall deliver an appropriate instrument evidencing such release upon receipt of a Company Request accompanied by an Officers' Certificate and an Opinion of Counsel certifying that such sale or other disposition was made by the Company in accordance with the provisions of this Indenture. Each Subsidiary Guarantor that is designated as an Unrestricted Subsidiary in accordance with the provisions of this Indenture shall be released from its Subsidiary Guarantee and all related obligations under this Indenture for so long as it remains an Unrestricted Subsidiary. The Trustee shall deliver an appropriate instrument evidencing such release upon its receipt of the Board Resolution designating such Unrestricted Subsidiary. Any Subsidiary Guarantor not released in accordance with this Section 12.3 shall remain liable for the full amount of principal of (and premium, if any, on) and interest on the Securities as provided in this Article XII.

     Section 12.4 Limitation of Subsidiary Guarantors' Liability.

     Each Subsidiary Guarantor, and by its acceptance hereof each Holder, hereby confirm that it is the intention of all such parties that the guarantee by such Subsidiary Guarantor pursuant to its Subsidiary Guarantee not constitute a fraudulent transfer or conveyance for purposes of the Federal Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law. To effectuate the foregoing intention, the Holders and each Subsidiary Guarantor hereby irrevocably agree that the obligations of such Subsidiary Guarantor under its Subsidiary Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Subsidiary Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Subsidiary Guarantor in respect of the obligations of such other Subsidiary Guarantor under its Subsidiary Guarantee or pursuant to Section 12.5 hereof, result in the obligations of such Subsidiary Guarantor under its Subsidiary Guarantee not constituting such a fraudulent conveyance or fraudulent transfer. This Section 12.4 is for the benefit of the creditors of each Subsidiary Guarantor.

     Section 12.5 Contribution.

     In order to provide for just and equitable contribution among the Subsidiary Guarantors, the Subsidiary Guarantors agree, inter se, that in the event any payment or distribution is made by any Subsidiary Guarantor (a "Funding Guarantor") under its Subsidiary Guarantee, such Funding Guarantor shall be entitled to a contribution from each other Subsidiary Guarantor (if any) in a pro rata amount based on the Adjusted Net Assets of each Subsidiary Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by that Funding Guarantor in discharging the Company's obligations with respect to the Securities or any other Subsidiary Guarantor's obligations with respect to its Subsidiary Guarantee.

     Section 12.6 Subordination of Subsidiary Guarantees.

     The obligations of each Subsidiary Guarantor under the Subsidiary Guarantees pursuant to this Article XII shall be junior and subordinated to the prior payment in full in cash of all Guarantor Senior Debt (including interest after the commencement of any proceeding of the type described in Section 12.1 with respect to such Subsidiary Guarantor at the rate specified in the applicable Guarantor Senior Debt, whether or not such interest would be an allowed claim in such proceeding) of such Subsidiary Guarantor, in each case on the same basis as the Securities are junior and subordinated to Senior Indebtedness of the Company, as set forth in Article XIV mutatis mutandis. For the purposes of the foregoing sentence, the Trustee and the Holders shall have the right to receive and/or retain payments by a Subsidiary Guarantor only at such times as they receive and/or retain payments and distributions in respect of the Securities pursuant to this Indenture, including Article XIV hereof.

     Section 12.7 Severability.

     In case any provision of this Subsidiary Guarantee shall be invalid, illegal or unenforceable, that portion of such provision that is not invalid, illegal or unenforceable shall remain in effect, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                                  ARTICLE XIII.

                                  MISCELLANEOUS

     Section 13.1 Compliance Certificates and Opinions.

     Upon any application or request by the Company or any Subsidiary Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or such Subsidiary Guarantor, as the case may be, shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act or this Indenture. Each such certificate and each such legal opinion shall be in the form of an Officers' Certificate or an Opinion of Counsel, as applicable, and shall comply with the requirements of this Indenture.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

               (1) a statement that each Person signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

               (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (3) a statement that, in the opinion of each such Person, such Person has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (4) a statement as to whether, in the opinion of each such Person, such condition or covenant has been complied with.

     The certificates and opinions provided pursuant to this Section 13.1 and the statements required by this Section 13.1 shall be satisfactory to the Trustee and comply in all respects with TIA Sections 314(c) and (e).

     Section 13.2 Form of Documents Delivered to Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such Opinion of Counsel may be based, insofar as it relates to factual matters, upon an officers' certificate, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate with respect to such matters is erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Section 13.3 Acts of Holders.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c) The ownership, principal amount and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

          (d) If the Company shall solicit from the Holders of Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding TIA Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date, provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

          (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

     Section 13.4 Notices, etc. to Trustee, Company and Subsidiary Guarantors.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to or filed with,

               (1) the Trustee by any Holder, the Company, any Subsidiary Guarantor or any holder of Senior Indebtedness shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing (in the English language) and delivered in person or mailed by certified or registered mail (return receipt requested) to the Trustee at its Corporate Trust Office; or

               (2) the Company or any Subsidiary Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing (in the English language) and delivered in person or mailed by certified or registered mail (return receipt requested) to the Company or such Subsidiary Guarantor, as applicable, addressed to it at the Company's offices located at 5300 Town and Country Blvd., Suite 500, Frisco, Texas, 75034, Attention: Chief Financial Officer, or at any other address otherwise furnished in writing to the Trustee by the Company.

     Section 13.5 Notice to Holders; Waiver.

     Where this Indenture provides for notice of any event to Holders by the Company or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing (in the English language) and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event to Holders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice for every purpose hereunder.

     Section 13.6 Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     Section 13.7 Successors and Assigns.

     All covenants and agreements in this Indenture by the Company and the Subsidiary Guarantors shall bind their respective successors and assigns, whether so expressed or not. All agreements of the Trustee in this Indenture shall bind its successor.

     Section 13.8 Severability.

     In case any provision in this Indenture or in the Securities or the Subsidiary Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

     Section 13.9 Benefits of Indenture.

     Nothing in this Indenture or in the Securities, express or implied, shall give to any Person (other than the parties hereto, any Paying Agent, any Registrar and their successors hereunder, the Holders and, to the extent set forth in Section 12.4 hereof, creditors of Subsidiary Guarantors and the holders of Senior Indebtedness) any benefit or any legal or equitable right, remedy or claim under this Indenture.

     Section 13.10 Governing Law; Trust Indenture Act Controls.

          (a) THIS INDENTURE, THE SUBSIDIARY GUARANTEES AND THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. THE COMPANY AND EACH SUBSIDIARY GUARANTOR IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE SECURITIES OR THE SUBSIDIARY GUARANTEES, AND THE COMPANY AND EACH SUBSIDIARY GUARANTOR IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED BY ANY SUCH COURT.

          (b) This Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by operation of Section 318(c) of the Trust Indenture Act, or conflicts with any provision (an "incorporated provision") required by or deemed to be included in this Indenture by operation of such Trust Indenture Act section, such imposed duties or incorporated provision shall control.

     Section 13.11 Legal Holidays.

     In any case where any Interest Payment Date, Redemption Date, or Stated Maturity or Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities or the Subsidiary Guarantee) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or at the Stated Maturity or Maturity; provided, however, that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Stated Maturity or Maturity, as the case may be.

     Section 13.12 No Recourse Against Others.

     A director, officer, employee, stockholder, incorporator or Affiliate, as such, past, present or future, of the Company or any Subsidiary Guarantor shall not have any personal liability under the Securities or this Indenture by reason of his or its status as a director, officer, employee, stockholder, incorporator or Affiliate or any liability for any obligations of the Company or any Subsidiary Guarantor under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder, by accepting any of the Securities, waives and releases all such liability to the extent permitted by applicable law.

     Section 13.13 Duplicate Originals.

     The parties may sign any number of copies or counterparts of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

     Section 13.14 No Adverse Interpretation of Other Agreements.

     This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any of its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

                                  ARTICLE XIV.

                           SUBORDINATION OF SECURITIES

     Section 14.1 Securities Subordinated to Senior Indebtedness.

     (1) The Company, for itself, its successors and assigns, covenants and agrees, and each Holder of Securities, by his acceptance thereof, likewise covenants and agrees, that the payment of the principal of and premium, if any, and interest on each and all of the Securities is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Senior Indebtedness of the Company.

     (2) If (A) the Company shall default in the payment of any principal of, premium, if any, or interest, if any, on any Senior Indebtedness of the Company when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration of acceleration or otherwise, or (B) any other default shall occur with respect to Senior Indebtedness of the Company and the maturity of such Senior Indebtedness has been accelerated in accordance with its terms, then, upon written notice of such default to the Company and the Trustee by the holders of Senior Indebtedness of the Company or any trustee therefore, unless and until, in either case, the default has been cured or waived or has ceased to exists, or, any such acceleration has been rescinded or such Senior Indebtedness has been paid in full, no direct or indirect payment (in cash, property, securities, by set-off or otherwise) shall be made or agreed to be made on account of the principal of, premium, if any, or interest, if any, on any of the Securities, or in respect of any redemption, retirement, purchase or other acquisition of any of the Securities other than those made in Capital Stock of the Company (or cash in lieu of fractional shares thereof).

     (3) If any default occurs (other than a default descried in paragraph (2) of this Section 14.1) under the Senior Indebtedness of the Company, pursuant to which the maturity thereof may be accelerated immediately without further notice (except such notice as may be required to effect such acceleration) or at the expiration of any applicable grace periods (a "Senior Nonmonetary Default"), then, upon the receipt by the Company and the Trustee of written notice thereof (a "Payment Blockage Notice") from or on behalf of holders of such Senior Indebtedness of the Company specifying an election to prohibit such payment and other action by the Company in accordance with the following provisions of this paragraph (3), the Company may not make any payment or take any other action that would be prohibited by paragraph (2) of this Section 14.1 during the period (the "Payment Blockage Period") commencing on the date of receipt of such Payment Blockage Notice and ending on the earlier of (A) the date, if any, on which the holders of such Senior Indebtedness or their representative notifies the Trustee that such Senior Nonmonetary Default is cured or waived or ceases to exist or the Senior Indebtedness to which such Senior Nonmonetary Default relates is discharged or (B) the 179th day after the date of receipt of such Payment Blockage Notice. Notwithstanding the provisions described in the immediately preceding sentence, the Company may resume payments on the Securities following such Payment Blockage Period.

     Section 14.2 Distribution on Dissolution, Liquidation and Reorganization; Subrogation of Securities.

     Upon any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company, whether in bankruptcy, insolvency, reorganization or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Company or otherwise (subject to the power of a court of competent jurisdiction to make other equitable provision reflecting the rights conferred in this Indenture upon the Senior Indebtedness of the Company and holders thereof with respect to the Securities and the Holders thereof by a lawful plan or reorganization under applicable bankruptcy law),

          (1) the holders of all Senior Indebtedness of the Company shall be entitled to receive payment in full of the principal thereof, premium, if any, interest, and any interest thereon, due thereon before the Holders of the Securities are entitled to receive any payment upon the principal, premium, interest of or on the Securities or interest on overdue amounts thereof;

          (2) any payment or distribution of assets of the Company, a Subsidiary Guarantor (if applicable) or any other obligor upon the Securities of any kind or character, whether in cash, property or securities, to which the Holders of the Securities or the Trustee (on behalf of the Holders) would be entitled except for the provisions of this Article XIV shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness of the Company or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the principal of, premium, if any, interest, and any interest thereon, on the Senior Indebtedness of the Company held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness of the Company remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

          (3) in any event that, notwithstanding the foregoing, any payment or distribution of assets of the Company, a Subsidiary Guarantor (if applicable) or any other obligor upon the Securities of any kind or character, whether in cash, property or securities, shall be received by the Trustee (on behalf of the Holders) or the Holders of the Securities before all Senior Indebtedness of the Company is paid in full, such payment or distribution shall be paid over the holders of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably as aforesaid, for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

     Subject to the payment in full of all Senior Indebtedness of the Company, the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to Senior Indebtedness of the Company until the principal, premium, interest, and interest thereon, of or on the Securities shall be paid in full and no such payments or distributions to the Holders of the Securities of cash, property or securities otherwise distributable to the Senior Indebtedness of the Company shall, as between the Company, it creditors other than the holders of Senior Indebtedness of the Company, and the Holders of the Securities, be deemed to be a payment by the Company to or on account of the Securities. It is understood that the provisions of this Article XIV are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of Senior Indebtedness of the Company, on the other hand. Nothing contained in this Article XIV or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness of the Company, and the Holders of the Securities, the obligation of the Company, which is unconditional and absolute, to pay to the Holders of the Securities the principal, premium, interest, and any interest thereon, of or on the Securities as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness of the Company, nor shall anything herein or in the Securities prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article XIV of the holders of such Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Upon any payment or distribution of assets of the Company referred to in this Article XIV, the Trustee shall be entitled to conclusively rely upon a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of Senior Indebtedness of the Company and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon, and all other facts pertinent thereto or to this Article XIV.

     The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of the Company. The Trustee shall not be liable to any such holder if it shall pay over or distribute to or on behalf of Holders of Securities or the Company moneys or assets to which any holder of Senior Indebtedness of the Company shall be entitled by virtue of this Article XIV. The rights and claims of the Trustee shall not be subject to the provisions of this
Article XIV.

     If the Trustee or any Holder of Securities does not file a proper claim or proof of debt in the form required in any proceeding referred to above prior to 30 days before the expiration of the time to file such claim in such proceeding, then the holder of any Senior Indebtedness of the Company is hereby authorized, and has the right, to file an appropriate claim or claims for or on behalf of such Holder of Securities.

     Section 14.3 Payments of Securities Permitted.

     Nothing contained in this Indenture or in any of the Securities shall (1) affect the obligation of the Company to make, or prevent the Company from making, at any time except as provided in Sections 14.1 and 14.2, payments of principal, premium, interest, and any interest thereon, of or on the Securities or (2) prevent the application by the Trustee of any moneys deposited with it hereunder to the payment of or on account of the principal, premium, interest or other amounts, and any interest thereon, of or on the Securities unless the Trustee shall have received at its Corporate Trust Office written notice of any event prohibiting the making of such payment five Business Days (A) prior to the date fixed for such payment, (B) prior to the execution of an instrument to satisfy and discharge this Indenture or (C) prior to the execution of an instrument acknowledging the defeasance of such Securities.

     Section 14.4 Authorization of Holders of Securities to Trustee to Effect Subordination.

     Each Holder of Securities by his acceptance thereof, whether upon original issue or upon transfer or assignment, authorizes and directs the Trustee on this behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article XIV and appoints the Trustee his attorney-in-fact for any and all such purposes.

     Section 14.5 Notices to Trustee.

     The Company shall give prompt written notice to a Responsible Officer of the Trustee located at the Corporate Trust Office of the Trustee of any fact known to the Company which would prevent the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this
Article XIV or any other provisions of this Indenture, neither the Trustee nor any Paying Agent (other than the Company) shall be charged with knowledge of the existence of any Senior Indebtedness of the Company or of any event which would prohibit the making of any payment of moneys to or by the Trustee or such Paying Agent, unless and until the Trustee or such Paying Agent shall have received (in the case of the Trustee, at its Corporate Trust Office) written notice thereof from the Company or from the holder of any Senior Indebtedness of the Company or from the trustee for or representative of any Senior Indebtedness of the Company together with proof satisfactory to the Trustee of such holding of such Senior Indebtedness or of the authority of such trustee or representative; provided, however, that if at least five Business Days prior to the date upon which by the terms hereof any such moneys may become payable for any purpose (including, without limitation, the payment of the principal, premium, interest, of or on any Security, or any interest thereon) or the date on which the Trustee shall execute an instrument acknowledging satisfaction and discharge of this Indenture or the defeasance of Securities pursuant to Section 11.2 or the date on which a deposit pursuant to clause (1) of Section 11.3 is made, a Responsible Officer of the Trustee shall not have received at its Corporate Trust Office with respect to such moneys or the moneys deposited with it as a condition to such satisfaction and discharge or defeasance the notice provided for in this Section 14.5, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary, which may be received by it on or after such two Business Days prior to such date. The Trustee shall be entitled to conclusively rely on the delivery to it of a written notice by a person representing himself to be a holder of Senior Indebtedness of the Company (or a trustee or representative on behalf of such holder) to establish that such a notice has been given by a holder of Senior Indebtedness of the Company or a trustee or representative on behalf of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness of the Company to participate in any payment or distribution pursuant to this Article XIV, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness of the Company held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article XIV and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

     Section 14.6 Trustee as Holder of Senior Indebtedness.

     The Trustee shall be entitled to all the rights set forth in this Article XIV in respect of any Senior Indebtedness of the Company at any time held by it to the same extent as any other holder of Senior Indebtedness of the Company and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

     Section 14.7 Modification of Terms of Senior Indebtedness.

     Any renewal or extension of the time of payment of any Senior Indebtedness of the Company or the exercise by the holders of Senior Indebtedness of the Company of any of their rights under any instrument creating or evidencing such Senior Indebtedness, including without limitation the waiver of default thereunder, may be made or done all without notice to or assent from Holders of the Securities or the Trustee.

     No compromise, alteration, amendment, modification, extension, renewal or other change of, or waiver, consent or other action in respect of, any liability or obligation under or in respect of, or of any of the terms, covenants or conditions of any indenture or other instrument under which any Senior Indebtedness of the Company is outstanding or of such Senior Indebtedness, whether or not such release is in accordance with the provisions of any applicable document, shall in any way alter or affect any of the provisions of this Article XIV or of the Securities relating to the subordination thereof.

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                        ISSUER:

                                        COMSTOCK RESOURCES, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        SUBSIDIARY GUARANTORS:

                                        COMSTOCK OIL & GAS, LP


                                        By:
                                            ------------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        COMSTOCK OIL & GAS-LOUISIANA, LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        COMSTOCK OFFSHORE, LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        COMSTOCK OIL & GAS GP, LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        COMSTOCK OIL & GAS INVESTMENTS, LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        COMSTOCK OIL & GAS HOLDINGS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        TRUSTEE:

                                        THE BANK OF NEW YORK TRUST COMPANY, N.A.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                                      APPENDIX A

                    PROVISIONS RELATING TO INITIAL SECURITIES
                             AND EXCHANGE SECURITIES

1.   Definitions.

     1.1  Definitions.

     For the purposes of this Appendix A the following terms shall have the meanings indicated below:

          "Depository" means The Depository Trust Company, its nominees and their respective successors.

          "Securities" means Securities in the aggregate principal amount of $________ issued on _________.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Securities Custodian" means the custodian with respect to a Global Security (as appointed by the Depository), or any successor person thereto who shall initially be the Trustee.

     1.2  Other Definitions.

                         Defined in
     Term                 Section:
     ----                ----------
     "Agent Members"       2.1(b)
     "Global Security"     2.1(a)
     "Regulation S"          2.1
     "Rule 144A"             2.1

2.   The Securities.

     2.1  Form and Dating.

          (a) Global Securities. Securities shall be issued initially in the form of one or more permanent global Securities in definitive, fully registered form without interest coupons with the global securities legend and restricted securities legend set forth in Exhibit 1 hereto (each, a "Global Security"), which shall be deposited on behalf of the purchasers of the Securities represented thereby with the Securities Custodian, and registered in the name of the Depository or a nominee of the Depository, duly executed by the Company and authenticated by the Trustee as provided in this Indenture. The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee as hereinafter provided.

          (b) Book-Entry Provisions. This Section 2.1(b) shall apply only to a Global Security deposited with or on behalf of the Depository.

          The Company shall execute and the Trustee shall, in accordance with this Section 2.1(b) and pursuant to an order of the Company, authenticate and deliver initially one or more Global Securities that (a) shall be registered in the name of the Depository for such Global Security or Global Securities or the nominee of such Depository and (b) shall be delivered by the Trustee to such Depository or pursuant to such Depository's instructions or held by the Trustee as Securities Custodian.

          Members of, or participants in, the Depository ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depository or by the Trustee as Securities Custodian or under such Global Security, and the Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices of such Depository governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

          (c) Certificated Securities. Except as provided in Section 2.3 or 2.4, owners of beneficial interests in Global Securities will not be entitled to receive physical delivery of certificated Securities.

     2.2  Authentication.

          The Trustee shall authenticate and deliver: (1) Securities for original issue in an aggregate principal amount of $_________, and (2) additional in an unlimited amount (except as otherwise provided in the Indenture), upon a written order of the Company signed by two Officers of the Company. Such order shall specify the amount of the Securities to be authenticated and the date on which the original issue of Securities is to be authenticated. The aggregate principal amount of Securities outstanding at any time is unlimited, except as provided otherwise in the Indenture.

     2.3  Transfer and Exchange.

          (a) Transfer and Exchange of Certificated Securities. When certificated Securities are presented to the Registrar or a co-registrar with a request:

               (x) to register the transfer of such certificated Securities; or

               (y) to exchange such certificated Securities for an equal principal amount of certificated Securities of other authorized denominations, the Registrar or co-registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the certificated Securities surrendered for transfer or exchange:

               (i) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar or co-registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

               (ii) are being transferred or exchanged pursuant to an effective registration statement under the Securities Act, pursuant to Section 2.3(b) or pursuant to clause (A) or (B) below, and are accompanied by the following additional information and documents, as applicable:

                    (A) if such certificated Securities are being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect; or

                    (B) if such certificated Securities are being transferred to the Company, a certification to that effect.

          (b) Restrictions on Transfer of a Certificated Security for a Beneficial Interest in a Global Security. A certificated Security may not be exchanged for a beneficial interest in a Global Security except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a certificated Security, duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar or co-registrar, together with written instructions directing the Trustee to make, or to direct the Securities Custodian to make, an adjustment on its books and records with respect to such Global Security to reflect an increase in the aggregate principal amount of the Securities represented by the Global Security, such instructions to contain information regarding the Depositary account to be credited with such increase, then the Trustee shall cancel such certificated Security and cause, or direct the Securities Custodian to cause, in accordance with the standing instructions and procedures existing between the Depository and the Securities Custodian, the aggregate principal amount of Securities represented by the Global Security to be increased by the aggregate principal amount of the certificated Security to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Security equal to the principal amount of the certificated Security so canceled. If no Global Securities are then outstanding and the Global Security has not been previously exchanged pursuant to Section 2.4, the Company shall issue and the Trustee shall authenticate, upon written order of the Company in the form of an Officers' Certificate, a new Global Security in the appropriate principal amount.

          (c) Transfer and Exchange of Global Securities.

               (i) The transfer and exchange of Global Securities or beneficial interests therein shall be effected through the Depository, in accordance with this Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depository therefor. A transferor of a beneficial interest in a Global Security shall deliver a written order given in accordance with the Depository's procedures containing information regarding the participant account of the Depository to be credited with a beneficial interest in the Global Security and such account shall be credited in accordance with such instructions with a beneficial interest in the Global Security and the account of the Person making the transfer shall be debited by an amount equal to the beneficial interest in the Global Security being transferred.

               (ii) If the proposed transfer is a transfer of a beneficial interest in one Global Security to a beneficial interest in another Global Security, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Security to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of Global Security from which such interest is being transferred.

               (iii) Notwithstanding any other provisions of this Appendix A (other than the provisions set forth in Section 2.4), a Global Security may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

          (d) Cancellation or Adjustment of Global Security. At such time as all beneficial interests in a Global Security have either been exchanged for certificated or certificated Securities, redeemed, repurchased or canceled, such Global Security shall be returned by the Depository to the Trustee for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for certificated Securities, redeemed, repurchased or canceled, the principal amount of Securities represented by such Global Security shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Securities Custodian for such Global Security) with respect to such Global Security, by the Trustee or the Securities Custodian, to reflect such reduction.

          (f) Obligations with Respect to Transfers and Exchanges of Securities.

               (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate certificated Securities, Definitive Securities and Global Securities at the Registrar's or co-registrar's request.

               (ii) No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Section 8.6).

               (iii) The Registrar or co-registrar shall not be required to register the transfer of or exchange of any Security for a period beginning 15 days before the mailing of a notice of redemption or an offer to repurchase Securities or 15 days before an interest payment date.

               (iv) Prior to the due presentation for registration of transfer of any Security, the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

               (v) All Securities issued upon any transfer or exchange pursuant to the terms of this Indenture shall evidence the same debt and shall be entitled to the same benefits under this Indenture as the Securities surrendered upon such transfer or exchange.

          (g) No Obligation of the Trustee.

               (i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, a member of, or a participant in the Depository or any other Person with respect to the accuracy of the records of the Depository or its nominee or of any participant or member thereof, with respect to any ownership interest in the Securities or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depository) of any notice (including any notice of redemption or repurchase) or the payment (or any delay in payment) of any amount, under or with respect to such Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Securities shall be given or made only to the registered Holders (which shall be the Depository or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through the Depository subject to the applicable rules and procedures of the Depository. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its members, participants and any beneficial owners.

               (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depository participants, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

2.4  Certificated Securities.

          (a) A Global Security deposited with the Depository or with the Trustee as Securities Custodian pursuant to Section 2.1 shall be transferred to the beneficial owners thereof in the form of certificated Securities in an aggregate principal amount equal to the principal amount of such Global Security, in exchange for such Global Security, only if such transfer complies with Section 2.3 and (i) the Depository notifies the Company that it is unwilling or unable to continue as a Depository for such Global Security and a successor depositary for such Global Note is not appointed by the Company within 90 days after delivery of such notice, or (ii) the Depository has ceased to be a "clearing agency" registered under the Exchange Act, or (iii) the Company delivers to the Trustee an Officers' certificate notifying the Trustee that it elects to cause the issuance of certificated Securities in exchange for all outstanding Global Securities issued under this Indenture, or (iv) there shall have occurred and be continuing an Event of Default with respect to the Securities.

          (b) Any Global Security that is transferable to the beneficial owners thereof pursuant to this Section 2.4 shall be surrendered by the Depository to the Trustee, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Security, an equal aggregate principal amount of certificated Securities of authorized denominations. Any portion of a Global Security transferred pursuant to this Section shall be executed, authenticated and delivered only in denominations of $1,000 and any integral multiple thereof and registered in such names as the Depository shall direct.

          (c) Subject to the provisions of Section 2.4(b), the registered Holder of a Global Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

          (d) In the event of the occurrence of either of the events specified in Section 2.4(a)(i), (ii), (iii) or (iv), the Company will promptly make available to the Trustee a reasonable supply of certificated Securities in definitive, fully registered form without interest coupons.

                           [FORM OF FACE OF SECURITY]

                           [Global Securities Legend]

     Unless and until it is exchanged in whole or in part for Notes in definitive form, this Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) ("DTC") to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as may be requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as may be requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                           [FORM OF FACE OF SECURITY]

                            COMSTOCK RESOURCES, INC.

                               [TITLE OF SECURITY]

No. _____

                                                                   $____________

                                                            CUSIP No.___________

     Comstock Resources, Inc., a Nevada corporation, promises to pay to _____________, or registered assigns, the principal sum of _______________ Dollars on ___________.

     Interest Payment Dates: ______ and ______, beginning on __________.

     Record Dates: ______ and ______.

     Additional provisions of this Security are set forth on the other side of this Security.

     IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

                                        Date: __________, ______

                                        COMSTOCK RESOURCES, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


[CORPORATE SEAL]

TRUSTEE'S CERTIFICATE OF
AUTHENTICATION

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee, certifies that this is one of the Securities referred to in the Indenture.


By:
    ---------------------------------
    Authorized Signatory

                       [FORM OF REVERSE SIDE OF SECURITY]

                               [TITLE OF SECURITY]

1. Interest. Comstock Resources, Inc., a Nevada corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semiannually on _____ and _____ of each year. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from ____________. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal at the rate borne by the Securities.

2. Method of Payment.

     The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered holders of Securities at the close of business on the _____ or _____ next preceding the interest payment date even if Securities are canceled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Securities represented by a Global Security (including principal, premium and interest) will be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Company will make all payments in respect of a certificated Security (including principal, premium and interest), by mailing a check to the registered address of each Holder thereof; provided, however, that payments on the Securities may also be made, in the case of a Holder of at least $1,000,000 aggregate principal amount of Securities, by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

3. Paying Agent and Registrar.

     Initially, The Bank of New York Trust Company, N.A. (the "Trustee") will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice. The Company may act as Paying Agent, Registrar or co-registrar.

4. Indenture.

     The Company issued the Securities under an Indenture dated as of _____ (the "Indenture"), between the Company, the initial Subsidiary Guarantors and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S.C. Sections 77aaa-77bbbb) as in effect on the date of the Indenture (the "TIA"). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the TIA for a statement of those terms.

     The Securities are general unsecured obligations of the Company limited to $__________ aggregate principal amount at any one time outstanding (subject to Sections 2.1 and 2.8 of the Indenture). The Indenture also imposes limitations on the ability of the Company or any Subsidiary Guarantor to consolidate or merge with or into any other Person or convey, transfer or lease all or substantially all of the Property of the Company or any Subsidiary Guarantor.

     [If applicable, insert - To guarantee the due and punctual payment of the principal and interest on the Securities and all other amounts payable by the Company under the Indenture and the Securities when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, according to the terms of the Securities and the Indenture, the Subsidiary Guarantors will unconditionally guarantee the Obligations on a joint and several basis pursuant to the terms of the Indenture.]

5. [If applicable, insert - Optional Redemption.

     The Securities are subject to redemption, at the option of the Company, in whole or in part, at any time on or after _____ at the following Redemption Prices (expressed as percentages of principal amount) set forth below if redeemed during the 12-month period beginning _____ of the years indicated below:

           Redemption
Year          Price
----       ----------
_____...      ____%
_____...      ____%

together in the case of any such redemption with accrued and unpaid interest, if any, to the Redemption Date (subject to the right of Holders of record on the relevant record date to receive interest due on an Interest Payment Date that is on or prior to the Redemption Date), all as provided in the Indenture.

6. [If applicable, insert - Sinking Fund.

          The Securities are not subject to any sinking fund.]

7. [If applicable, insert - Notice of Redemption.

     Notice of redemption will be sent at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his or her registered address. Securities in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. If money sufficient to pay the redemption price of and accrued interest on all Securities (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption.]

8. Denominations; Transfer; Exchange.

     The Securities are in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. Upon any transfer or exchange, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes required by law or permitted by the Indenture.

9. Persons Deemed Owners.

     The registered Holder of this Security may be treated as the owner of it for all purposes.

10. Unclaimed Money.

     If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

11. Discharge and Defeasance.

     Subject to certain conditions, the Company at any time may terminate some of or all its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

12. Amendment, Waiver.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Subsidiary Guarantors and the rights of the Holders under the Indenture at any time by the Company, the Subsidiary Guarantors and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security. Without the consent of any Holder, the Company, the Subsidiary Guarantors and the Trustee may amend or supplement the Indenture or the Securities to cure any ambiguity, defect or inconsistency, to qualify or maintain the qualification of the Indenture under the TIA, to add or release any Subsidiary Guarantor pursuant to the Indenture and to make certain other specified changes and other changes that do not materially adversely affect the interests of any Holder in any material respect.

13. Defaults and Remedies.

     As set forth in the Indenture, an Event of Default is generally (i) failure to pay principal upon maturity, redemption or otherwise; (ii) default for 30 days in payment of interest on any of the Securities; (iii) default in the performance of agreements relating to mergers, consolidations and sales of all or substantially all assets; (iv) failure for 60 days after notice to comply with any other covenants in the Indenture, any Subsidiary Guarantee (if there shall be any) or the Securities; (v) the failure of any Subsidiary Guarantee (if there shall be any) to be in full force and effect (except as permitted by the Indenture); and (vi) certain events of bankruptcy, insolvency or reorganization of the Company or any Restricted Subsidiary. If any Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the Outstanding Securities may declare the principal amount of all the Securities to be due and payable immediately, except that (i) in the case of an Event of Default arising from certain events of bankruptcy, insolvency or reorganization of the Company or any Restricted Subsidiary, the principal amount of the Securities will become due and payable immediately without further action or notice, and (ii) in the case of an Event of Default which relates to certain payment defaults or the acceleration with respect to certain Indebtedness, any such Event of Default and any consequential acceleration of the Securities will be automatically rescinded if any such Indebtedness is repaid or if the default relating to such Indebtedness is cured or waived and if the holders thereof have accelerated such Indebtedness then such holders have rescinded their declaration of acceleration. No Holder may pursue any remedy under the Indenture unless the Trustee shall have failed to act after notice from such Holder of an Event of Default and written request by Holders of at least 25% in aggregate principal amount of the Outstanding Securities, and the offer to the Trustee of indemnity reasonably satisfactory to it; however, such provision does not affect the right to sue for enforcement of any overdue payment on a Security by the Holder thereof. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except default in payment of principal, premium or interest) if it determines in good faith that withholding the notice is in the interest of the Holders. The Company is required to file annual and quarterly reports with the Trustee as to the absence or existence of defaults.

14. Trustee Dealings with the Company.

     Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

15. No Recourse Against Others.

     A director, officer, employee, incorporator, stockholder or Affiliate of the Company or any Subsidiary Guarantor, as such, past, present or future shall not have any personal liability under this Security or any other Security or the Indenture by reason of his or its status as such director, officer, employee, incorporator, stockholder or Affiliate, or any liability for any obligations of the Company or any Subsidiary Guarantor under the Securities or the Indenture or for any claim based on, in respect of, or by reason of such obligations or their creation. Each Holder, by accepting this Security, waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of this Security.

16. Authentication.

     This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Security.

17. Abbreviations.

     Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

18. Governing Law.

     THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

19. CUSIP Numbers.

     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

     THE COMPANY WILL FURNISH TO ANY HOLDER OF SECURITIES UPON WRITTEN REQUEST AND WITHOUT CHARGE TO THE HOLDER A COPY OF THE INDENTURE WHICH HAS IN IT THE TEXT OF THIS SECURITY.

                                 ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

          _____________________________________________________________
              (Print or type assignee's name, address and zip code)

             _______________________________________________________
                  (Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:                                   Your Name:
                                        (Print exactly as your name appears on
                                        the face of this Security)


                                        Your Signature:
                                        (Sign exactly as your name appears on
                                        the face of this Security)


                                        Signature Guarantee:
                                        Signature must be guaranteed by a
                                        participant in a recognized signature
                                        guaranty medallion program or other
                                        signature acceptable to Trustee

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

          (1)  [ ]  to the Company or any subsidiary thereof; or

          (2) [ ] pursuant to an effective registration statement under the Securities Act of 1933; or

          (3) [ ] inside the United States to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

          (4) [ ] outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

          (5) [ ] inside the United States to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933) that has furnished to the trustee a signed letter containing certain representations and agreements (the form of which letter can be obtained from the Trustee) and, if such transfer is in respect an aggregate principal amount of Securities less than $100,000, an opinion of counsel satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act; or

          (6) [ ] pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (6) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.


                                        ----------------------------------------
                                        Your Signature

              TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated: ________________

                                        NOTICE: To be executed by an executive
                                                officer

                      [TO BE ATTACHED TO GLOBAL SECURITIES]

              SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

          The initial principal mount of this Global Security is $ [________]. The following increases or decreases in this Global Security have been made:

                                                                       Principal amount of
                                                Amount of increase     this Global Security   Signature of authorized
Date of    Amount of decrease in Principal     in Principal Amount        following such        signatory of Trustee
Exchange    Amount of this Global Security   of this Global Security   decrease or increase   or Securities Custodian
--------   -------------------------------   -----------------------   --------------------   -----------------------
